$125,000,000


                      CREDIT  AGREEMENT

                            AMONG

                   RALCORP  HOLDINGS,  INC.

                         as  Borrower,

                 THE  LENDERS  NAMED  HEREIN,

                             and

            THE  FIRST  NATIONAL  BANK  OF  CHICAGO,

                          as  Agent


                       DATED  AS  OF

                     April  28,  1999


             BANC  ONE  CAPITAL  MARKETS,  INC.,
                       as  Arranger

                           and

                  WACHOVIA  BANK,  N.A.,
                 as  Documentation  Agent

                            TABLE  OF  CONTENTS
                            -------------------

ARTICLE  I

DEFINITIONS                                                                    1

ARTICLE  II

THE  FACILITY                                                                 18
2.1.   The  Facility                                                          18
       2.1.1. Description  of  Facility                                       18
       2.1.2.     Facility  Amount                                            19
       2.1.3.     Availability  of  Facility                                  19
2.2.   Ratable  Advances                                                      19
       2.2.1.     Ratable  Advances                                           19
       2.2.2      Ratable  Advance  Rate  Options                             19
       2.2.3.     Method  of  Selecting Types and Interest Periods
                  for Ratable Advances                                        19
       2.2.4.     Conversion and Continuation of Outstanding Ratable Advances 20
2.3.   Competitive  Bid  Advances                                             21
       2.3.1.     Competitive  Bid  Option                                    21
       2.3.2.     Competitive  Bid  Quote  Request                            21
       2.3.3.     Invitation  for  Competitive  Bid  Quotes                   21
       2.3.4.     Submission  and  Contents  of  Competitive  Bid  Quotes     22
       2.3.5.     Notice  to  Borrower                                        23
       2.3.6.     Acceptance  and  Notice  by  Borrower                       23
       2.3.7.     Allocation  by  Agent                                       24
2.4.   Swing  Line  Loans                                                     24
2.5.   Availability  of  Funds                                                26
2.6.   Commitment Fee; Reductions and Increases in Aggregate Commitment       26
2.7.   Minimum  Amount  of  Each  Ratable  Advance                            27
2.8.   Optional  Principal  Payments                                          27
2.9.   Changes  in  Interest  Rate,  etc.                                     27
2.10.  Rates  Applicable  After  Default                                      28
2.11.  Method  of  Payment                                                    28
2.12.  Notes;  Telephonic  Notices                                            28
2.13.  Interest  Payment  Dates;  Interest  and  Fee  Basis                   29
2.14.  Notification  of  Advances,  Interest  Rates,  Prepayments, Commitment
       Reductions  and  Issuance  Requests                                    29
2.15.  Lending  Installations                                                 29
2.16.  Non-Receipt  of  Funds  by  the  Agent                                 29
2.17.  Taxes                                                                  30
2.18.  Agent's  Fees                                                          31
2.19.  Facility  Letters  of  Credit                                          31
       2.19.1.    Issuance  of  Facility  Letters  of  Credit                 31
       2.19.2     Participating  Interests                                    31
       2.19.3     Facility  Letter  of  Credit  Reimbursement  Obligations    32
       2.19.4     Procedure  for  Issuance                                    33
       2.19.5     Nature  of  the  Lenders'  Obligations                      34
       2.19.6     Facility  Letter  of  Credit  Fees                          34
2.20.  Extension  of  Facility  Termination  Date                             35

ARTICLE  III

CHANGE  IN  CIRCUMSTANCES                                                     35
3.1.  Yield  Protection                                                       35
3.2.  Changes  in  Capital  Adequacy  Regulations                             36
3.3.  Availability  of  Types  of  Advances                                   37
3.4.  Funding  Indemnification                                                37
3.5.  Lender  Statements;  Survival  of  Indemnity                            37

ARTICLE  IV

CONDITIONS  PRECEDENT                                                         37
4.1.  Initial  Loans  and  Facility  Letters  of  Credit                      37
4.2.  Each  Future  Advance  and  Facility  Letter  of  Credit                39

ARTICLE  V

REPRESENTATIONS  AND  WARRANTIES                                              40
5.1.  Corporate  Existence  and  Standing                                     40
5.2.  Authorization  and  Validity                                            40
5.3.  Compliance  with  Laws  and  Contracts                                  40
5.4   Governmental  Consents                                                  41
5.5.  Financial  Statements                                                   41
5.6.  Material  Adverse  Change                                               41
5.7.  Taxes                                                                   41
5.8.  Litigation  and  Contingent  Obligations                                41
5.9   Subsidiaries  and  Capitalization                                       42
5.10  ERISA                                                                   42
5.11. Defaults                                                                43
5.12. Federal  Reserve  Regulations                                           43
5.13. Investment  Company;  Public  Utility  Holding  Company  Act            43
5.14. Certain  Fees                                                           43
5.15. Solvency                                                                43
5.16. Ownership  of  Properties                                               43
5.17. Indebtedness                                                            44
5.18. Subordinated  Indebtedness                                              44
5.19. Employee  Controversies                                                 44
5.20. Material  Agreements                                                    44
5.21. Environmental  Laws                                                     44
5.22. Insurance                                                               44
5.23. Disclosure                                                              44
5.24  Year  2000                                                              45

ARTICLE  VI

COVENANTS                                                                     45
6.1.   Financial  Reporting                                                   45
6.2.   Use  of  Proceeds                                                      46
6.3.   Notice  of  Default.                                                   47
6.4.   Conduct  of  Business                                                  47
6.5.   Taxes                                                                  47
6.6.   Insurance                                                              47
6.7.   Compliance  with  Laws                                                 47
6.8.   Maintenance  of  Properties                                            47
6.9.   Inspection                                                             47
6.10.  Capital  Stock  and  Dividends                                         48
6.11.  Indebtedness                                                           48
6.12.  Merger                                                                 48
6.13.  Sale  of  Assets                                                       49
6.14.  Sale  of  Accounts                                                     49
6.15.  Investments  and  Purchases                                            49
6.16.  Contingent  Obligations                                                50
6.17.  Liens                                                                  50
6.18.  Lease  Rentals                                                         51
6.19.  Affiliates                                                             52
6.20.  Subordinated  Indebtedness;  Other  Indebtedness                       52
6.21.  Environmental  Matters                                                 52
6.22.  Change  in  Corporate  Structure;  Fiscal  Year                        52
6.23.  Inconsistent  Agreements                                               52
6.24.  Financial  Covenants                                                   52
       6.24.1.  Adjusted  Net  Worth                                          52
       6.24.2.  Leverage  Ratio                                               53
       6.24.3.  Interest  Expense  Coverage  Ratio                            53
6.25.  ERISA  Compliance                                                      53
6.26.  Material  Subsidiaries                                                 53

ARTICLE  VII

DEFAULTS                                                                      53

ARTICLE  VIII

ACCELERATION,  WAIVERS,  AMENDMENTS  AND  REMEDIES                            55
8.1.   Acceleration                                                           55
8.2.   Amendments                                                             56
8.3.   Preservation  of  Rights                                               56

ARTICLE  IX

GENERAL  PROVISIONS                                                           57
9.1.   Survival  of  Representations                                          57
9.2.   Governmental  Regulation                                               57
9.3.   Taxes                                                                  57
9.4.   Headings                                                               57
9.5.   Entire  Agreement                                                      57
9.6.   Several  Obligations;  Benefits  of  this  Agreement                   57
9.7.   Expenses;  Indemnification                                             57
9.8.   Numbers  of  Documents                                                 58
9.9.   Accounting                                                             58
9.10.  Severability  of  Provisions                                           58
9.11.  Nonliability  of  Lenders                                              58
9.12.  CHOICE  OF  LAW                                                        59
9.13.  CONSENT  TO  JURISDICTION                                              59
9.14.  WAIVER  OF  JURY  TRIAL                                                59
9.15.  Disclosure                                                             59
9.16.  Counterparts                                                           59
9.17.  Confidentiality                                                        60

ARTICLE  X

THE  AGENT                                                                    60
10.1.  Appointment                                                            60
10.2.  Powers                                                                 60
10.3.  General  Immunity                                                      60
10.4.  No  Responsibility  for  Loans,  Recitals,  etc.                       61
10.5.  Action  on  Instructions  of  Lenders                                  61
10.6.  Employment  of  Agents  and  Counsel                                   61
10.7.  Reliance  on  Documents;  Counsel                                      61
10.8.  Agent's  Reimbursement  and  Indemnification                           61
10.9.  Notice  of  Default                                                    62
10.10. Rights  as  a  Lender                                                  62
10.11. Lender  Credit  Decision                                               62
10.12. Successor  Agent                                                       62
10.13. Documentation  Agent                                                   63

ARTICLE  XI

SETOFF;  RATABLE  PAYMENTS                                                    63
11.1.  Setoff                                                                 63
11.2.  Ratable  Payments                                                      63

ARTICLE  XII

BENEFIT  OF  AGREEMENT;  ASSIGNMENTS;  PARTICIPATIONS                         64
12.1.  Successors  and  Assigns                                               64
12.2.  Participations.                                                        64
       12.2.1.  Permitted  Participants;  Effect.                             64
       12.2.2.  Voting  Rights                                                64
       12.2.3.  Benefit  of  Setoff                                           64
12.3.  Assignments                                                            65
       12.3.1.  Permitted  Assignments                                        65
       12.3.2.  Effect;  Effective  Date                                      65
12.4.  Dissemination  of  Information                                         65
12.5.  Tax  Treatment                                                         65

ARTICLE  XIII

NOTICES                                                                       66
13.1.  Giving  Notice                                                         66
13.2.  Change  of  Address                                                    66

                         EXHIBITS
                         --------

Exhibit  A     -     Note  (Ratable  Loan)
Exhibit  B     -     Note  (Competitive  Bid  Loan)
Exhibit  C     -     Competitive  Bid  Quote  Request
Exhibit  D     -     Invitation  for  Competitive  Bid  Quotes
Exhibit  E     -     Competitive  Bid  Quote
Exhibit  F     -     Note  (Swing  Line  Loan)
Exhibit  G     -     Compliance  Certificate
Exhibit  H     -     Assignment  Agreement
Exhibit  I     -     Form  of  General  Counsel  Opinion


                         SCHEDULES
                         ---------

Schedule  1    -     Commitments
Schedule  5.8  -     Material  Contingent  Obligations
Schedule  5.9  -     Subsidiaries  and  Capitalization
Schedule  5.10 -     ERISA
Schedule  5.14 -     Brokers'  Fees
Schedule  5.16 -     Properties
Schedule  5.17 -     Indebtedness
Schedule  6.15 -     Investments
Schedule  6.17 -     Liens

                              CREDIT  AGREEMENT


     This Credit Agreement, dated as of April 28, 1999, is among RALCORP HOLDINGS, INC., a Missouri corporation, the Lenders and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Agent.


                              R E C I T A L S:
                              ---------------

     A. The Borrower has requested that the Lenders make financial accommodations to it in an initial aggregate principal amount of $125,000,000, the proceeds of which the Borrower will use for the (i) general corporate needs of the Borrower and its Subsidiaries, (ii) working capital for the Borrower and its Subsidiaries, and (iii) non-hostile acquisitions by the Borrower.

     B. The Lenders are willing to extend such financial accommodations on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:


                                ARTICLE  I

                               DEFINITIONS
                               -----------

     As  used  in  this  Agreement:

     "Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower.

     "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

     "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.3.
                                               ------------

     "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance, a period of not less than 7 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

     "Absolute  Rate  Loan"  means  a  Loan which bears interest at the Absolute
Rate.

     "Accounts Receivable Financing Program" means a program of sales or securitization of, or transfers of interests in, accounts receivable and related contract rights ("Receivables") by the Borrower or any Subsidiary on a limited
                    -----------
recourse basis pursuant to which the aggregate amount of financing thereunder shall not exceed $50,000,000 at any time outstanding, provided that such sale or transfer qualifies as a sale under Agreement Accounting Principles.

     "Adjusted  EBITDA" means, for any applicable computation period, the sum of
(a)  EBIT for such period plus (b) the Borrower's and Subsidiaries' amortization
                          ----
and  depreciation  deducted in determining Net Income for such period; provided,
                                                                       --------
however,  that  (i)  Adjusted EBITDA shall be calculated giving pro forma effect
-------
for any Permitted Purchase during such period as though such Permitted Purchase occurred on the first day of such period, and (ii) in the event that the Borrower sells or otherwise disposes of all or any portion of the capital stock of Vail Resorts, Inc. during such period, then Adjusted EBITDA shall be calculated by subtracting (adding) all equity earnings (losses) attributable to such divested interest for such period.

     "Adjusted Net Income" means, for any computation period (a) Net Income for such period, minus (plus) (b) earnings (losses) during such period attributable
              -----  ----
to the equity investment by the Borrower and its Subsidiaries in Vail Resorts, Inc. and included in the computation of Net Income for such period, plus (c) to
                                                                     ----
the extent not included in the computation of Net Income for such period, the sum of all proceeds in excess of book value (net of related costs, expenses, fees and taxes) received by the Borrower or any Subsidiary of the Borrower during such period from the sale or other disposition of the capital stock of Vail Resorts, Inc.

     "Adjusted Net Worth" means at any date (a) Net Worth minus (b) the value of
                                                          -----
the equity investment of the Borrower and its Subsidiaries in Vail Resorts, Inc. included in the computation of Net Worth at such date.

     "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower on the same Borrowing Date, of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, when applicable, for the same Interest Period and includes a Competitive Bid Advance and a Swing Line Loan.

     "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "Agent" means First Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any
              ---------
successor  Agent  appointed  pursuant  to  Article  X.
                                           ----------

     "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder. The initial Aggregate Commitment is $125,000,000 as of the date hereof, as adjusted from time to time pursuant to the terms of this Agreement.

     "Agreement" means this Credit Agreement, as it may be amended, modified or restated and in effect from time to time.

     "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements; provided, however, that for
                                                     --------  -------
purposes of all computations required to be made with respect to compliance by the Borrower with Section 6.24, such term shall mean generally accepted
                     -------------
accounting principles as in effect on the date hereof, applied in a manner consistent with those used in preparing the Financial Statements.

     "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Corporate Base Rate for such day and (b) the Federal Funds Effective Rate most recently determined by the Agent plus of 1% per annum.

     "Alternate Base Rate Advance" means a Ratable Advance which bears interest at the Alternate Base Rate.

     "Alternate Base Rate Loan" means a Ratable Loan which bears interest at the Alternate Base Rate.

     "Alternate Swing Line Rate" means a rate agreed upon from time to time by the Borrower and the Swing Line Lender.

     "Applicable Commitment Fee Percentage" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Leverage Ratio shall fall within the indicated ranges:

          Leverage  Ratio                  Applicable Commitment Fee Percentage
       ---------------------               ------------------------------------
Greater than    But less than or Equal to
------------    -------------------------

2.5:1.0               --------                            .25%
1.5:1.0               2.5:1.0                             .20%
0.5:1.0               1.5:1.0                             .175%
   --                 0.5:1.0                             .15%

The Leverage Ratio shall be calculated by the Borrower as of the end of each of its Fiscal Quarters commencing June 30, 1999 and shall be reported to the Agent pursuant to a certificate executed by the chief financial officer, treasurer or controller of the Borrower and delivered in accordance with Section 6.1(d)
                                                                  --------------
hereof. The Applicable Commitment Fee Percentage shall be adjusted, if necessary, quarterly as of the tenth day after the required delivery date for the certificate referenced above; provided, that if such certificate, together
                                    --------
with the financial statements to which such certificate relates, are not delivered by such tenth day, then the Applicable Commitment Fee Percentage shall be equal to .25% until such certificate and related financial statements are so delivered. Until adjusted as described above for the Fiscal Quarter ended September 30, 1999 the Applicable Commitment Fee Percentage shall be equal to
 .175%;  provided,  that  the  Applicable  Commitment  Fee  Percentage  shall  be
        --------
increased (but not decreased), if necessary, based on the delivery of the certificate and related financial statements referenced above for the Fiscal Quarter ending June 30, 1999 pursuant to the terms and conditions provided above.

     "Applicable Eurodollar Margin" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Leverage Ratio shall fall within the indicated ranges:

          Leverage  Ratio                    Applicable Eurodollar Margin
       ---------------------                 ----------------------------
Greater than    But less than or Equal to
------------    -------------------------

2.5:1.0               --------                           1.00%
1.5:1.0               2.5:1.0                             .875%
0.5:1.0               1.5:1.0                             .75%
   --                 0.5:1.0                             .625%

The Leverage Ratio shall be calculated by the Borrower as of the end of each of its Fiscal Quarters commencing June 30, 1999 and shall be reported to the Agent pursuant to a certificate executed by the chief financial officer, treasurer or controller of the Borrower and delivered in accordance with Section 6.1(d)
                                                                  --------------
hereof. The Applicable Eurodollar Margin shall be adjusted, if necessary, quarterly as of the tenth day after the required delivery date for the certificate referenced above; provided, that if such certificate, together with
                               --------
the financial statements to which such certificate relates, are not delivered by such tenth day, then the Applicable Eurodollar Margin shall be equal to 1.00% until such certificate and related financial statements are so delivered. Until adjusted as described above for the Fiscal Quarter ended September 30, 1999, the Applicable Eurodollar Margin shall be equal to .75%; provided, that the
                                                             --------
Applicable Eurodollar Margin shall be increased (but not decreased), if necessary, based on the delivery of the certificate and related financial statements referenced above for the Fiscal Quarter ending June 30, 1999 pursuant to the terms and conditions provided above.

     "Arranger"  means  Banc  One  Capital  Markets,  Inc.  and  its successors.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Asset Disposition" means any sale, transfer or other disposition of any asset of the Borrower or any Subsidiary in a single transaction or in a series of related transactions (other than the sale of inventory or unused or obsolete equipment in the ordinary course).

     "Authorized Officer" means any of the president, chief financial officer, treasurer or controller of the Borrower, acting singly.

     "Bankruptcy  Code"  means Title 11, United States Code, sections 1 et seq.,
                                                                        -- ---
as the same may be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.

     "Borrower"  means  Ralcorp  Holdings,  Inc.,  a  Missouri  corporation.

     "Borrowing Date" means a date on which an Advance is made or a Facility Letter of Credit is issued hereunder.

     "Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

     "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "Change"  is  defined  in  Section  3.2.
                                ------------

     "Change in Control" means (a) the acquisition by any Person, or two or more Persons acting in concert, including without limitation any acquisition effected by means of any transaction contemplated by Section 6.12, of beneficial
                                                   -------------
ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower, or (b) during any period of 25 consecutive calendar months, commencing on the date of this Agreement, the ceasing of those individuals (the "Continuing Directors") who (i) were directors
                                   --------------------
of the Borrower on the first day of each such period or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower, to constitute a majority of the board of directors of the Borrower.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Commercial Letter of Credit" means a trade or commercial Facility Letter of Credit issued by an Issuer pursuant to Section 2.19 hereof.
                                                  -------------

     "Commitment" means, for each Lender, the obligation of such Lender to make Loans (other than Swing Line Loans) and participate in Facility Letters of Credit not exceeding the amount set forth in Schedule 1 hereto and as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to Section 12.3.2, as such amount may be modified from time
                        --------------
to  time  pursuant  to  the  terms  hereof.

     "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

     "Competitive  Bid  Borrowing  Notice"  is  defined  in  Section  2.3.6.
                                                             --------------

     "Competitive Bid Loan" means a Eurodollar Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

     "Competitive  Bid  Margin"  means  the margin above or below the applicable
Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

     "Competitive Bid Note" means a promissory note in substantially the form of Exhibit B hereto, with appropriate insertions, duly executed and delivered to
----------
the Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

     "Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of Exhibit E hereto completed and delivered by a Lender to the Agent in
          ----------
accordance  with  Section  2.3.4.
                  --------------

     "Competitive  Bid  Quote  Request"  means  a  Competitive Bid Quote Request substantially  in  the  form  of Exhibit C hereto completed and delivered by the
                                 ---------
Borrower  to  the  Agent  in  accordance  with  Section  2.3.2.
                                                --------------

     "Condemnation"  is  defined  in  Section  7.8.
                                      ------------

     "Consolidated" or "consolidated", when used in connection with any calculation, means a calculation to be determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles.

     "Consolidated Interest Expense" means, with respect to any period, the sum (without duplication) of (i) Consolidated interest expense of the Borrower and its Consolidated Subsidiaries for such period before the effect of interest income, as reflected on the Consolidated statements of income for the Borrower and its Consolidated Subsidiaries for such period, and (ii) Consolidated interest, yield or discount accrued during such period on the aggregate outstanding investment or claim held by purchasers, assignees or other transferees of (or of interests in) receivables of the Borrower and its Consolidated Subsidiaries in connection with a revolving Accounts Receivable Financing Program (regardless of the accounting treatment of such Accounts Receivable Financing Program).

     "Consolidated Person" means, for the taxable year of reference, each Person which is a member of the affiliated group of the Borrower if Consolidated returns are or shall be filed for such affiliated group for federal income tax purposes or any combined or unitary group of which the Borrower is a member for state income tax purposes.

     "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Conversion/Continuation  Notice"  is  defined  in  Section  2.9.
                                                         ------------

     "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes. The Corporate Base Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. First Chicago may make commercial loans or other loans at rates of interest at, above or below the Corporate Base Rate.

     "Default"  means  an  event  described  in  Article  VII.
                                                 ------------

     "EBIT" means, for any applicable computation period, the Borrower's and Subsidiaries' Net Income on a consolidated basis, plus (a) consolidated Federal,
                                                  ----
state, local and foreign income and franchise taxes paid or accrued during such period and (b) Consolidated Interest Expense for such period, minus (or plus)
                                                                 -----     ----
equity earnings (or losses) during such period attributable to equity investments by the Borrower and its Subsidiaries in the capital stock or other equity interests in any Person which is not a Subsidiary (other than Vail Resorts, Inc.).

     "Environmental Claims" means all claims, investigations, litigation, administrative proceedings, notices, requests for information, whether pending or threatened, or judgements or orders, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for any violation of any Environmental Laws, or for any Release or injury to the environment.

"Environmental Laws" means all federal, state and local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, direct duties, requests, licenses, approvals, certificates, decrees, standards, permits and other authorizations of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters, including without limitations, chemical substances, air emissions, effluent discharges and the storage, treatment, transport and disposal of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Eurodollar Advance" means a Eurodollar Bid Rate Advance or a Eurodollar Ratable Advance, or both, as the case may be.

     "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting forth Eurodollar Bid Rates pursuant to Section 2.3.
                                             ------------

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the rate determined by the Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m.
(London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Ratable Loan (or in the case of a Eurodollar Bid Rate Advance, in an amount comparable to the amount of such Advance) and having a maturity approximately equal to such Eurodollar Interest Period; provided, that the
                                                              --------
Eurodollar  Base  Rate  for  a  Eurodollar  Ratable  Advance  having a seven day
Interest  Period  shall  be  determined by reference to a maturity of one month.

     "Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan made by a given Lender for the relevant Eurodollar Interest Period, the sum of
(a) the Eurodollar Base Rate and (b) the Competitive Bid Margin offered by such Lender and accepted by the Borrower.

     "Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurodollar Bid Rate.

     "Eurodollar Bid Rate Loan" means a Loan which bears interest at the Eurodollar Bid Rate.

     "Eurodollar Interest Period" means, with respect to a Eurodollar Ratable Advance or a Eurodollar Bid Rate Advance, a period of seven days or one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. A Eurodollar Interest Period of one, two, three or six months shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if
                                                      --------  -------
there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day; provided, however, that if, with respect to a Eurodollar Default Period of
      --------  -------
one, two, three or six month, said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

     "Eurodollar Loan" means a Eurodollar Ratable Loan or Eurodollar Bid Rate Loan, or both, as the case may be.

     "Eurodollar Ratable Advance" means an Advance which bears interest at a Eurodollar Rate requested by the Borrower pursuant to Section 2.2.3.
                                                              --------------

     "Eurodollar Ratable Loan" means a Loan requested by the Borrower pursuant to Section 2.2.3 which bears interest at a Eurodollar Rate.
    --------------

     "Eurodollar Rate" means, with respect to a Eurodollar Ratable Advance for the relevant Eurodollar Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (b) the Applicable Eurodollar Margin plus
(c) only in the case of Eurodollar Ratable Advances having a seven day Interest Period, .125%. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Existing Credit Agreement" means that certain credit agreement among First Chicago, as agent, the financial institutions party thereto, and Ralcorp Holdings, Inc. dated as of January 31, 1997, as amended.

     "Facility  Letter  of  Credit"  means a Letter of Credit issued pursuant to
Section  2.19.
-------------

     "Facility Letter of Credit Obligations" means as at the time of determination thereof, the sum of (a) the Reimbursement Obligations then outstanding and (b) the aggregate then undrawn face amount of the then outstanding Facility Letters of Credit.

     "Facility Letter of Credit Sublimit" means an aggregate amount of $10,000,000.

     "Facility Termination Date" means April 28, 2002, as such date may be extended pursuant to Section 2.20.
                        -------------

     "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "Financial  Statements"  is  defined  in  Section  5.5.
                                               ------------

     "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

     "Fiscal Quarter" means one of the four three-month accounting periods comprising a Fiscal Year.

     "Fiscal Year" means the twelve-month accounting period ending September 30 of each year.

     "Governmental Authority" means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including without limitation any taxing authority or political subdivision) or any instrumentality or officer thereof (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.

     "Guarantors" means Bremner, Inc., Flavor House Products, Inc., Martin Gillet & Co., Inc., Nutcracker Brands, Inc., RH Financial Corporation, Southern Roasted Nuts of Georgia, Inc., Sugar Kake Cookie Inc., Wortz Company, and each other Material Subsidiary.

     "Hazardous Materials" means any toxic or hazardous waste, substance or chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any Environmental Laws, including, without limitation, asbestos, petroleum or crude oil.

     "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or similar instruments,
(e) Capitalized Lease Obligations, (f) Rate Hedging Obligations, (g) Contingent Obligations, (h) obligations for which such Person is obligated pursuant to or in respect of a Facility Letter of Credit and the face amount of any other Letter of Credit, (i) obligations under so-called "synthetic leases" and (j) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable sold by such Person.

     "Interest Expense Coverage Ratio" means for any applicable computation period of the Borrower, the ratio of EBIT to the Borrower's Consolidated Interest Expense for such period, all as determined in accordance with Agreement Accounting Principles.

     "Interest Period" means a Eurodollar Interest Period or an Absolute Rate Interest Period. Notwithstanding the foregoing, each Swing Line Loan bearing interest at the Alternate Swing Line Rate shall be deemed to have an Interest Period of from one to seven days as agreed upon between the Borrower and the Swing Line Lender.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

     "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit D hereto, completed and
                                               ----------
delivered  by  the  Agent  to  the  Lenders  in  accordance  with Section 2.3.3.
                                                                  -------------

     "Issuance  Request"  is  defined  in  Section  2.19.4.
                                           ---------------

     "Issuer"  means  First  Chicago.

     "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

     "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

     "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "Letter of Credit Cash Collateral Account" is defined in Section 8.1.  Such
                                                              -----------
account and the related cash collateralization shall be subject to documentation satisfactory to the Agent.

     "Leverage Ratio" means, with respect to the Borrower on a consolidated basis with its Subsidiaries, at the end of any Fiscal Quarter, the ratio of (a) Total Debt at the end of such Fiscal Quarter to (b) Adjusted EBITDA for the four Fiscal Quarters then ending.

     "Lien" means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances. The terms "Loan" and "Loans" shall also include any Swing Line Loans.

     "Loan Documents" means this Agreement, the Notes, the Subsidiary Guaranty, the Reimbursement Agreements and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Agent or any Lender.

     "Margin  Stock"  has  the meaning assigned to that term under Regulation U.

     "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or other) and results of operations of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

     "Material Subsidiary" means a Subsidiary of the Borrower organized under the laws of a jurisdiction located within the United States and at any time having assets with a fair market value in excess of $10,000,000; provided, however, that any special purpose Subsidiary established for the purpose of entering into the Accounts Receivable Financing Program shall not be a Material Subsidiary.

     "Moody's"  means  Moody's  Investor  Services,  Inc.

     "Net Income" means, for any computation period, with respect to the Borrower on a consolidated basis with its Subsidiaries (other than any Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with Agreement Accounting Principles, but (i) excluding any non-cash charges or gains which are unusual, non-recurring or extraordinary and (ii) including, to the extent not otherwise included in the determination of Net Income, all cash dividends and cash distributions received by the Borrower or any Subsidiary from any Person in which the Borrower or such Subsidiary has made an Investment pursuant to Section
                                                                         -------
6.15(j).
-------

     "Net Worth" means at any date the consolidated common stockholders' equity of the Borrower and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles.

     "Notes" means, collectively, the Competitive Bid Notes, the Ratable Notes and the Swing Line Note; and "Note" means any one of the Notes.

     "Notice  of  Assignment"  is  defined  in  Section  12.3.2.
                                                ---------------

     "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, the Facility Letter of Credit Obligations and all other liabilities (if any), whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under any of the Loan Documents.

     "Participants"  is  defined  in  Section  12.2.1.
                                      ---------------

     "Payment Date" means the last day of each March, June, September and December.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Permitted  Purchase"  means  an  acquisition permitted by Section 6.15(m).
                                                                ---------------

     "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, limited liability company, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, as to which the Borrower or any member of the Controlled Group may have any liability.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Pro-rata" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's pro-rata share or portion based on its percentage of the Aggregate Commitment or if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances and Facility Letter of Credit Obligations.

     "Purchase" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (a) acquires any ongoing business or all or substantially all of the assets of any firm, corporation or division or line of business thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

     "Purchasers"  is  defined  in  Section  12.3.1.
                                    ---------------

     "Ralston Obligations" means the indemnification obligations of the Borrower existing on the date hereof in favor of Ralston Purina Company with respect to its guaranty of the obligations of Ralston Resorts, Inc. under the Sports Facilities Refunding Revenue Bonds identified on Schedule 5.8.
                                                       -------------

     "Ratable Advance" means a borrowing hereunder consisting of the aggregate amount of the several Ratable Loans made by the Lenders to the Borrower at the same time, of the same Type and for the same Interest Period.

     "Ratable  Borrowing  Notice"  is  defined  in  Section  2.2.3.
                                                    --------------

     "Ratable  Loan"  means  a  Loan  made  by  a Lender pursuant to Section 2.2
                                                                     -----------
hereof.

     "Ratable Note" means a promissory note in substantially the form of Exhibit
                                                                         -------
A hereto, duly executed and delivered to the Agent by the Borrower for the account of each Lender and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to depositary institutions.

     "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

     "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

     "Reimbursement Agreement" means a letter of credit application and reimbursement agreement in such form as the Issuer may from time to time employ in the ordinary course of business.

     "Reimbursement Obligations" means, at any time, the aggregate (without duplication) of the Obligations of the Borrower to the Lenders, the Issuer and/or the Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuer and/or the Agent under or in respect of draws made under the Facility Letters of Credit.

     "Release" is defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 39601 et seq.
                                                                     --  ---

     "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any operating lease of Property.

     "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, that a failure to meet the minimum
                                    --------
funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, 51% of the sum of (a) the aggregate unpaid principal amount of the outstanding Loans plus (b) the aggregate amount of the outstanding Facility Letter of Credit Obligations.

     "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

     "Risk-Based  Capital  Guidelines"  is  defined  in  Section  3.2.
                                                         ------------

     "S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Single Employer Plan" means a Plan subject to Title IV of ERISA maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group, other than a Multiemployer Plan.

     "Solvent" means, when used with respect to a Person, that (a) the fair saleable value of the assets of such Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities (including loss reserves as determined by such Person), whether or not reflected on a balance sheet prepared in accordance with Agreement Accounting Principles and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted. "Solvency" shall have a correlative meaning.

     "Standby Letter of Credit" means a Facility Letter of Credit which is not a Commercial Letter of Credit.

     "Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations to the written satisfaction of the Agent.

     "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Subsidiary Guaranty" means that certain Guaranty, dated as of the date hereof, duly executed and delivered by the Guarantors in favor of the Agent, on behalf of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

     "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (a) represents more than 15% of the consolidated tangible assets of the Borrower and its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the Fiscal Quarter next preceding the date on which such determination is made, or (b) is responsible for more than 5% of the consolidated Net Income from continuing operations of the Borrower and its Subsidiaries for the 12-month period ending as of the end of the Fiscal Quarter next preceding the date of determination.

     "Swing Line Lender" means First Chicago or any other Lender as a successor Swing Line Lender.

     "Swing Line Commitment" means the obligation of the Swing Line Lender to make Swing Line Loans hereunder in an aggregate amount at any one time outstanding not to exceed $10,000,000. The Swing Line Commitment will automatically and permanently terminate on the Facility Termination Date.

     "Swing  Line  Loan"  means a Loan made by the Swing Line Lender pursuant to
Section  2.4.
------------

     "Swing Line Note" means a promissory note substantially in the form of Exhibit F hereto, duly executed and delivered to the Agent by the Borrower and
----------
payable to the order of the Swing Line Lender in the amount of its Swing Line Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Termination Event" means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of the Borrower or any other member of the Controlled Group from such Plan during a plan year in which the Borrower or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under
Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

     "Thomson"  means  Thomson  BankWatch  Inc.

     "Total Debt" means (a) all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, reflected on a balance sheet prepared in accordance with Agreement Accounting Principles, plus, without duplication (b)
                                                   ----
the face amount of all outstanding Letters of Credit in respect of which the Borrower or any Subsidiary has any reimbursement obligation and the principal amount of all Contingent Obligations of the Borrower and its Subsidiaries, plus
                                                                            ----
(c) the aggregate principal amount of all Indebtedness of a special purpose Subsidiary of the Borrower formed in connection with the sale of accounts receivable  and  other  forms  of  off-balance sheet financing, minus (d) to the
                                                                -----
extent included in clause (b) above, (i) up to $15,000,000 in aggregate face or principal amount of surety bonds and Letters of Credit relating to workers' compensation and similar benefits and (ii) the Ralston Obligations.

     "Transferee"  is  defined  in  Section  12.4.
                                    -------------

     "Type" means, with respect to any Advance, its nature as an Alternate Base Rate Advance, Eurodollar Advance or Absolute Rate Advance.

     "UCC" means the Illinois Uniform Commercial Code as amended or modified and in effect from time to time.

     "Unfunded Liability" means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

     "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "Unrefunded  Swing  Line  Loans"  is  defined  in  Section  2.4(d).
                                                        ---------------

     "Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, association, joint venture, limited liability company or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     "Year 2000 Issues" means anticipated cost, problems and uncertainties associated with the inability of certain computer applications to effectively handle data including dates on and after January 1, 2000, as such inability affects the business, operations and financial condition of the Borrower and its Subsidiaries.

     "Year  2000  Program"  is  defined  in  Section  5.24.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                  ARTICLE  II

                                 THE  FACILITY
                                 -------------

     2.1.     The  Facility.
              -------------

     2.1.1.   Description of Facility.         The  Lenders  hereby establish in
              -----------------------
favor of the Borrower a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

     (a) each Lender severally agrees to make Ratable Loans to the Borrower in accordance with Section 2.2 in amounts not to exceed in the aggregate at any
                    -----------
one time outstanding the amount of its Commitment less the sum of (i) the amount of such Lender's pro-rata share of the outstanding principal amount of all Competitive Bid Advances (regardless of which Lender or Lenders made such
Competitive Bid Advances) exclusive of Competitive Bid Advances being repaid substantially contemporaneously with the making of any such Ratable Loans, plus
                                                                            ----
(ii) the amount of such Lender's pro-rata share of the outstanding principal amount of all Swing Line Loans exclusive of Swing Line Loans being repaid substantially contemporaneously with the making of any such Ratable Loans, plus
                                                                            ----
(iii) the amount of such Lender's pro-rata share of the outstanding Facility Letter of Credit Obligations exclusive of Facility Letter of Credit Obligations being repaid substantially contemporaneously with the making of any such Ratable Loans;

     (b) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower, and make such Loans, in accordance with
Section  2.3;  and
------------

     (c) the Swing Line Lender agrees to make Swing Line Loans to the Borrower in accordance with Section 2.4.
                                ------------

     2.1.2.     Facility  Amount.                            In no event may the
                ----------------
sum of (a) the aggregate principal amount of all outstanding Advances (including the Ratable Advances, the Competitive Bid Advances and the Swing Line Loans) plus (b) the outstanding amount of Facility Letter of Credit Obligations at any
----
time exceed the Aggregate Commitment. If at any time the aggregate amount of the sum of the Loans and the Facility Letter of Credit Obligations exceeds the Aggregate Commitment, the Borrower shall repay immediately its then outstanding Loans (first Swing Line Loans, then Ratable Loans and then Competitive Bid Loans) in such amount as may be necessary to eliminate such excess; provided,
                                                                       --------
that if an excess remains after repayment of all outstanding Loans, then the Borrower shall cash collateralize the Facility Letter of Credit Obligations by depositing into the Letter of Credit Cash Collateral Account such amount as may be necessary to eliminate such excess.

     2.1.3.     Availability  of  Facility.
                --------------------------
Subject to the terms of this Agreement, from and including the date hereof to, but not including the Facility Termination Date the Borrower may borrow, repay and reborrow Advances hereunder. All outstanding Loans and Advances and all other unpaid Obligations shall be due and payable in full by the Borrower on the Facility Termination Date.

     2.2.     Ratable  Advances.
              -----------------

     2.2.1.     Ratable  Advances.                                 Each  Ratable
                -----------------
Advance hereunder shall consist of borrowings made from the several Lenders ratably in proportion to the amounts of their respective Commitments. The Borrower's obligation to pay the principal of, and interest on, the Ratable Advances shall be evidenced by the Ratable Notes. Although the Ratable Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Ratable Note shall be equal to the applicable Lender's Commitment, each Ratable Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Ratable Loans at the time evidenced thereby.

     2.2.2     Ratable  Advance  Rate  Options.         The Ratable Advances may
               -------------------------------
be Alternate Base Rate Advances or Eurodollar Ratable Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.2.3 or 2.2.4.
                                                         -------------    -----
No Ratable Advance may mature after, or have an Interest Period which extends beyond, the Facility Termination Date.

     2.2.3.     Method  of  Selecting  Types  and  Interest  Periods for Ratable
                ----------------------------------------------------------------
Advances.        The Borrower shall select the Type of each Ratable Advance and,
--------
in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable to such Ratable Advance from time to time. The Borrower shall give the Agent irrevocable notice (a "Ratable Borrowing Notice") not later than 10:00
                                 ------------------------
a.m. (Chicago time) on the Borrowing Date of each Alternate Base Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Ratable Advance. Notwithstanding the foregoing, a Ratable Borrowing Notice for an Alternate Base Rate Advance may be given not later than 30 minutes after the time which the Borrower is required to reject one or more bids offered in connection with an Absolute Rate Auction pursuant to Section 2.3.6 and a Ratable
                                                     -------------
Borrowing Notice for a Eurodollar Ratable Advance may be given not later than 30 minutes after the time the Borrower is required to reject one or more bids offered in connection with a Eurodollar Auction pursuant to Section 2.3.6. A
                                                               -------------
Ratable  Borrowing  Notice  shall  specify:

     (a) the Borrowing Date, which shall be a Business Day, of such Ratable Advance;

     (b) the aggregate amount of such Ratable Advance, which, when added to all outstanding Ratable Advances, Swing Line Loans and Competitive Bid Advances and after giving effect to the repayment of any such outstanding Advances or Loans out of the proceeds of the requested Ratable Advance, shall not exceed the Aggregate Commitment;

     (c)     the  Type  of  Advance  selected;  and

     (d) in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable thereto (which may not end after the Facility Termination Date).

     2.2.4.     Conversion  and  Continuation  of  Outstanding  Ratable Advances
                ----------------------------------------------------------------
Alternate Base Rate Advances shall continue as Alternate Base Rate Advances unless and until such Alternate Base Rate Advances are converted into Eurodollar Ratable Advances. Each Eurodollar Ratable Advance shall continue as a Eurodollar Ratable Advance until the end of the then applicable Eurodollar Interest Period therefor, at which time such Eurodollar Ratable Advance shall be automatically converted into an Alternate Base Rate Advance unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Eurodollar Interest Period, such Eurodollar Ratable Advance continue as a Eurodollar Ratable Advance for the same or another Eurodollar Interest Period. Subject to the terms of Section 2.7, the Borrower may elect
                                             -----------
from time to time to convert all or any part of a Ratable Advance of any Type into any other Type or Types of Ratable Advances; provided that any conversion
                                                    --------
of any Eurodollar Ratable Advance shall be made on, and only on, the last day of the Eurodollar Interest Period applicable thereto. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Ratable Advance or continuation of a Eurodollar Ratable Advance not later than 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into an Alternate Base Rate Advance, or at least three Business Days, in the case of a conversion into or continuation of a Eurodollar Ratable Advance, prior to the date of the requested conversion or continuation, specifying:

     (a) the requested date, which shall be a Business Day, of such conversion or continuation;

     (b) the aggregate amount and Type of Ratable Advance which is to be converted or continued; and

     (c) the amount and Type(s) of Ratable Advance(s) into which such Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of an Eurodollar Ratable Advance, the duration of the Eurodollar Interest Period applicable thereto.

     2.3.     Competitive  Bid  Advances.
              --------------------------

     2.3.1.   Competitive Bid Option.   In addition to Ratable Advances pursuant
              ----------------------
to  Section  2.2,  but  subject  to  the terms and  conditions of this Agreement
    -----------
(including,  without limitation, the limitation set forth in Section 2.1.2 as to
                                                             -------------
the maximum aggregate principal amount of all outstanding Advances and Facility Letter of Credit Obligations hereunder), prior to the Facility Termination Date the Borrower may, as set forth in this Section 2.3, request the Lenders to make
                                        -----------
offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this
Section 2.3.   The  Borrower's  obligation to pay the principal of, and interest
-----------
on, the Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Although the Competitive Bid Notes shall be dated the date of the initial  Advance,  interest  in  respect  thereof  shall be payable only for the periods during which the Loans evidenced thereby are outstanding. Each Competitive Bid Loan shall be repaid in full by the Borrower on the last day of the Interest Period applicable thereto.

     2.3.2.     Competitive  Bid  Quote  Request.  When  the Borrower  wishes to
                --------------------------------
request  offers  to  make Competitive Bid Loans under this Section 2.3, it shall
                                                           -----------
transmit to the Agent by telecopy a Competitive Bid Quote Request substantially in the form of Exhibit C hereto so as to be received no later than (a)10:00 a.m.
               ---------
(Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction or (b) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction specifying:

     (a) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

     (b)     the  aggregate  principal  amount  of such Competitive Bid Advance;

     (c) whether the Competitive Bid Quotes requested are to set forth a Eurodollar Bid Rate, an Absolute Rate, or both; and

     (d) the Interest Period applicable thereto (which may not end after the Facility Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within 5 Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit C hereto shall be rejected, and the Agent shall promptly
                ---------
notify  the  Borrower  of  such  rejection  by  telecopy.

     2.3.3.     Invitation  for  Competitive  Bid  Quotes.   Promptly and in any
                -----------------------------------------
event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to Section 2.3.2,
                                                                  -------------
the Agent shall send to each of the Lenders by telex or telecopy an Invitation for Competitive Bid Quotes substantially in the form of Exhibit D hereto,
                                                              ----------
which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.3.
                                                              -----------

     2.3.4.     Submission  and  Contents  of  Competitive  Bid  Quotes
                -------------------------------------------------------

     (a) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.3.4 and must be submitted to the
                                      -------------
Agent  by  telex  or telecopy at its offices specified in or pursuant to Article
XIII not later than (i) 9:00 a.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or

(ii) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the
Lenders,  such  other  time  and  date as the Borrower and the Agent may agree);
provided  that  Competitive  Bid  Quotes  submitted by First Chicago may only be
--------
submitted if the Agent or First Chicago notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to Articles IV and VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

     (b) Each Competitive Bid Quote shall be in substantially the form of Exhibit E hereto and shall in any case specify:
----------

     (i) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

     (ii) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount a) may be greater than, less than or equal to the Commitment of the quoting Lender, b) must be at least
$5,000,000 and an integral multiple of $1,000,000, and c) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

     (iii) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan;

     (iv) the minimum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

     (v) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan; and

     (vi)     the  identity  of  the  quoting  Lender.

     (c)     The  Agent  shall  reject  any  Competitive  Bid  Quote  that:

     (i)     is  not  substantially  in the form of Exhibit E hereto or does not
                                                    ---------
specify  all  of  the  information  required  by  Section  2.3.4(b);
                                                  -----------------

     (ii) contains qualifying, conditional or similar language, other than any such language contained in Exhibit E hereto;
                                    ----------

     (iii) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

     (iv)     arrives  after  the  time  set  forth  in  Section  2.3.4(a).
                                                         -----------------

If  any  Competitive  Bid  Quote  shall  be  rejected  pursuant  to this Section
                                                                         -------
2.3.4(c),  then  the  Agent  shall  promptly  notify the relevant Lender of such
--------
rejection.

     2.3.5.     Notice  to  Borrower.    The  Agent  shall  promptly  notify the
                --------------------
Borrower  of  the  terms  (a) of any Competitive Bid Quote submitted by a Lender that  is  in  accordance with Section 2.3.4 and (b) of any Competitive Bid Quote
                              -------------
that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Eurodollar Bid Rates or Absolute Rates, as the case may be, so offered.

     2.3.6.     Acceptance  and  Notice  by  Borrower.          Not  later  than
                -------------------------------------
(a) 10:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (b) 10:00 a.m.
(Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the
Lenders, such other time and date as the Borrower and the Agent may agree), the Borrower shall notify the Agent of its acceptance or rejection of the offers so notified to it pursuant to Section 2.3.5; provided, however,
                                               -------------  --------  -------
that the failure by the Borrower to give such notice to the Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.3.4(b)(iv)); provided that:
                ---------------------    --------

     (a) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

     (b) acceptance of offers may only be made on the basis of ascending Eurodollar Bid Rates or Absolute Rates, as the case may be, and

     (c)     the  Borrower may not accept any offer that is described in Section
                                                                         -------
2.3.4(c)  or  that  otherwise  fails  to  comply  with  the requirements of this
--------
Agreement.
---------

     2.3.7.     Allocation  by  Agent.    If  offers  are  made  by  two or more
                ---------------------
Lenders with the same Eurodollar Bid Rates or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lender as nearly as possible (in such multiples, not greater than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; provided, however, that no Lender shall be allocated a portion of any
--------   -------
Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

     2.4.     Swing  Line  Loans.
              ------------------

     (a) On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, the Swing Line Lender agrees at any time and from time to time from and including the date hereof to but excluding the earlier of the Facility Termination Date and the termination of the Commitments or the Swing Line Commitment, in accordance with the terms hereof, to make Swing Line Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) the amount of its

Swing Line Commitment at such time and (ii) an amount equal to (A) the Aggregate Commitment at such time, minus (B) the sum of the aggregate principal amounts of
                         -----
all Ratable Loans, Competitive Bid Loans and Swing Line Loans outstanding at such time, minus (C) the aggregate Facility Letter of Credit Obligations
             -----
outstanding at such time. The Swing Line Loans shall be made by the Swing Line Lender, at the option of the Borrower, either at the Alternate Base Rate or at the Alternate Swing Line Rate. All Swing Line Loans shall be in a minimum amount of $1,000,000 and in any integral multiple of $100,000 if in excess thereof. In no event shall any Swing Line Loan be made hereunder if (i) the Agent and the Swing Line Lender shall have received notice from the Required Lenders prior to any such Swing Line Loan that a condition specified in Section
                                                                         -------
4.1  or  4.2  has not been satisfied and (ii) such condition shall not have been
---      ---
subsequently  waived  in  compliance  with  Section  8.2.
                                            ------------

     (b) The Borrower shall give the Swing Line Lender (with a copy to the Agent) telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed in writing or by telecopy) not later than noon, Chicago time, on the day of a proposed Swing Line Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested Borrowing Date (which shall be a Business Day) and amount of such Swing Line Loan.

     (c) The Swing Line Lender shall by 2:00 p.m., Chicago time, on the requested Borrowing Date, make the requested Swing Line Loan by crediting the principal amount thereof, in immediately available funds, to the account of the Borrower maintained with the Swing Line Lender or to such other account as may be designated by the Borrower and be acceptable to the Swing Line Lender.

     (d) The Swing Line Loans shall be evidenced by the Swing Line Note and each Swing Line Loan shall be paid in full by the Borrower on the earlier of the Facility Termination Date and the date five Business Days after the making of such Swing Line Loan.

     (e) Notwithstanding the occurrence of any Default or Unmatured Default or noncompliance with the conditions precedent set forth in Article IV, if (i)
                                                              ----------
by 10:00 a.m. Chicago time on the fourth Business Day following the Borrowing Date of any Swing Line Loan the Agent shall not have received a Ratable Borrowing Notice delivered by the Borrower pursuant to Section 2.2.3 requesting
                                                        -------------
that Ratable Loans be made pursuant to Section 2.2 on the immediately succeeding
                                       -----------
Business Day in an amount at least equal to the aggregate principal amount of such Swing Line Loan or (ii) on any date the Swing Line Lender in its sole discretion shall so request with respect to the outstanding Swing Line Loans, the Agent shall be deemed to have received a Ratable Borrowing Notice from the Borrower pursuant to Section 2.2.3 requesting that a Ratable Advance of
                        --------------
Alternate  Base  Rate  Loans be made pursuant to Section 2.2 on such immediately
                                                 -----------
succeeding Business Day in an amount equal to the aggregate amount of such Swing Line Loans, and the procedures set forth in Section 2.5 shall be followed in
                                                -----------
making such Alternate Base Rate Loans. The proceeds of such Alternate Base Rate Loans (or other Loans described in Section 2.4(e)(i), if requested) received by
                                    -----------------
the Agent shall be immediately delivered to the Swing Line Lender and applied to the direct repayment of such Swing Line Loans to the extent thereof. Effective on the day such Ratable Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans and shall be outstanding as Ratable Loans of the Lenders bearing interest at a rate determined by reference to the Alternate Base Rate, in accordance with the provisions of this
Article  II.  The  Borrower  authorizes  the  Agent and the Swing Line Lender to
-----------
charge the Borrower's account maintained with the Swing Line Lender (up to the amount available in such account) in order to immediately pay the amount of the Swing Line Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Swing Line Loans. If any portion of any such amount paid (or deemed paid) to the Swing Line Lender should be recovered by or on behalf of the Borrower from the Swing Line Lender in the event of the bankruptcy or reorganization of the Borrower or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 11.2.
                  -------------

     (f If, for any reason (including, without limitation, the occurrence of a Default described in Section 7.6 or 7.7 of Article VII), Alternate Base Rate
                         -----------    ---    -----------
Loans may not be, or are not, made pursuant to paragraph (e) of this Section 2.4
                                                                     -----------
to repay Swing Line Loans as required by such paragraph, effective on the date such Alternate Base Rate Loans would otherwise have been made, (i) each Lender severally, unconditionally and irrevocably agrees that it shall, without regard to the occurrence of any Unmatured Default or Default, purchase a participating interest in such Swing Line Loans ("Unrefunded Swing Line Loans") in an amount
                                      ---------------------------
equal to the amount of Alternate Base Rate Loans which would otherwise have been made by such Lender pursuant to paragraph (e) of this Section 2.4 and (ii) each
                                                       -----------
Unrefunded  Swing  Line  Loan previously bearing interest at the Alternate Swing
Line Rate shall commence accruing interest at the Alternate Base Rate. Each Lender will immediately transfer to the Agent, in immediately available funds, the amount of its participation, and the proceeds of such participation shall be distributed by the Agent to the Swing Line Lender in such amount as will reduce the amount of the participating interest retained by the Swing Line Lender in the Swing Line Loans to the amount of the Alternate Base Rate Loans which were to have been made by the Swing Line Lender pursuant to paragraph (e) of this
Section  2.4.  In  the  event a Lender fails to make available to the Swing Line
------------
Lender  the  amount of such Lender's participation as provided in this paragraph
(f), the Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the Swing Line Lender for correction of errors among banks for one Business Day and thereafter at the Alternate Base Rate then in effect. All payments in respect of Unrefunded Swing Line Loans and participations therein shall be made in accordance with Section 2.12.
                  -------------

     (g     Each Lender's obligation to make Ratable Loans pursuant to paragraph
(e)  of  this  Section  2.4  and to purchase participating interests pursuant to
               ------------
paragraph  (f) of this Section 2.4 shall be absolute and unconditional and shall
                       -----------
not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person, as the case may be, for any reason whatsoever; (ii) the occurrence or continuance of a Default or Unmatured Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries;
(iv) any breach of this Agreement by the Borrower, any of its Subsidiaries or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     2.5.     Availability  of  Funds.   Not  later  than noon (Chicago time) on
              -----------------------
each Borrowing Date, each Lender (or in the case of a Competitive Bid Advance, each Lender making a portion of such Advance) shall make available its Loan or Loans (other than Swing Line Loans), in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIII. The Agent will make the funds so received from the Lenders available to the Borrower at the Agent's aforesaid address.

     2.6.     Commitment  Fee; Reductions and Increases in Aggregate Commitment.
              -----------------------------------------------------------------

     (a The Borrower agrees to pay to the Agent for the ratable account of each Lender a commitment fee equal to the Applicable Commitment Fee Percentage per annum on the daily unborrowed portion of such Lender's Commitment (without giving effect to any outstanding Swing Line Loans or Competitive Bid Loans) from the date hereof to and including the Facility Termination Date applicable to such Lender, payable in arrears on each Payment Date hereafter and on the Facility Termination Date.

     (b The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders, in a minimum amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the
                                   --------   -------
Aggregate Commitment may not be reduced below the sum of (i) the aggregate principal amount of the outstanding Loans, plus (ii) the aggregate amount of the
                                           ----
outstanding Facility Letter of Credit Obligations. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

     (c The Borrower may, at its option, seek to increase the Aggregate Commitment by up to $50,000,000 upon at least three (3) Business Days' prior notice to the Agent, which notice shall specify the amount of any such requested increase (which shall be in an amount not less than $25,000,000) and shall be delivered at a time when no Default or Unmatured Default has occurred or is continuing. The Borrower may, after giving such notice, offer the increase in the Aggregate Commitment to any of the existing Lenders and/or to other banks, financial institutions or other entities acceptable to the Agent on a non pro-rata basis in such amounts as determined by the Borrower and agreed to by the Agent. The Borrower may elect to accept an increase in the Aggregate Commitment in an amount equal to the aggregate increased commitments offered to the Borrower. No increase in the Aggregate Commitment shall become effective until (i) the existing or new Lender extending such incremental commitment amount and the Borrower shall have executed and delivered to the Agent an agreement in writing in form and substance reasonably acceptable to the Agent pursuant to which such Lender states its Commitment amount and agrees to assume and accept the obligations and rights of a Lender hereunder and (ii) the Borrower has provided the Agent with such related certificates, opinions and other documents as the Agent may reasonably request. In conjunction with such increase, the Lenders (new or existing) shall accept (and the existing Lenders shall make) an assignment at par of an interest in the Loans and Facility Letter of Credit Obligations outstanding at the time of such Aggregate Commitment increase such that, after giving effect thereto, all Loans and Facility Letter of Credit Obligations are held by the Lenders on a pro-rata basis. The Borrower shall make any payments under Section 3.4 resulting from such assignments.

     2.7.     Minimum  Amount  of  Each  Ratable  Advance.  Each Ratable Advance
              -------------------------------------------
shall be in the minimum amount of $10,000,000 (and in integral multiples of $1,000,000 if in excess thereof); provided, however, that (a) any Alternate Base
                                  --------  -------
Rate Advance may be in the amount of the unused Aggregate Commitment or in an amount borrowed pursuant to Section 2.4(e) and (b) in no event shall more than
                              --------------
six  (6)  Eurodollar  Advances  be  permitted  to  be  outstanding  at any time.

     2.8.     Optional  Principal Payments.   The Borrower may from time to time
              ----------------------------
pay, without penalty or premium, all outstanding Advances (other than Competitive Bid Advances, which may not be voluntarily prepaid), or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Advances (other than Competitive Bid Advances) upon one Business Day's prior notice to the Agent in the case of an Alternate Base Rate Advance or three Business Days' prior notice to the Agent in the case of a Eurodollar Advance. Any prepayment of a Eurodollar Advance prior to the last day of the applicable Eurodollar Interest Period shall be subject to the indemnity provisions of Section 3.4.
                                             ------------

     2.9.     Changes  in Interest Rate, etc.   Each Alternate Base Rate Advance
              -------------------------------
shall bear interest at the Alternate Base Rate from and including the date of such Advance or the date on which such Advance was converted into an Alternate Base Rate Advance to (but not including) the date on which such Alternate Base Rate Advance is paid or converted to a Eurodollar Ratable Advance. Changes in the rate of interest on that portion of any Advance maintained as an Alternate Base Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance, Absolute Rate Advance and Swing Line Loan shall bear interest from and including the first day of the Interest Period applicable thereto to, but not including, the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Advance, Absolute Rate Advance or Swing Line Loan. No Interest Period may end after the Facility Termination Date.

     2.10.     Rates  Applicable After Default.  Notwithstanding anything to the
               -------------------------------
contrary  contained  in  Section  2.2.3  and  2.2.4,  no Advance may be made as,
                         --------------       -----
converted into or continued as a Eurodollar Ratable Advance (except with the consent of the Agent and the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes
               -----------
in interest rates), declare that each Eurodollar Advance, Alternate Base Rate Advance and Swing Line Loan shall bear interest (for the remainder of the applicable Interest Period in the case of Eurodollar Advances and Absolute Rate Advances) at a rate per annum equal to the rate otherwise applicable plus two percent (2%) per annum; provided, however, that such increased rate shall
                            --------   -------
automatically and without action of any kind by the Lenders become and remain applicable until revoked by the Required Lenders in the event of a Default described in Section 7.6 or 7.7.
               ------------      ---

     2.11.     Method  of  Payment.  All  payments  of the Obligations hereunder
               -------------------
shall  be  made,  without  setoff,  deduction  or  counterclaim,  in immediately available  funds  to  the  Agent  at  the  Agent's address specified pursuant to
Article  XIII,  or  at  any other Lending Installation of the Agent specified in
-------------
writing by the Agent to the Borrower, by noon (Chicago time) on the date when due and shall be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article XIII or at any Lending Installation
                                     ------------
specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder, if the Agent has provided the Borrower with notice of each such payment at least one day prior to its becoming due hereunder.

     2.12.     Notes;  Telephonic  Notices.  Each Lender is hereby authorized to
               ---------------------------
record the principal amount of each of its Loans and each repayment on the schedule attached to its Note; provided, however, that neither the failure to so
                               --------  -------
record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances, submit Competitive Bid Quotes and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer or another management level employee designated in writing by an Authorized Officer to the Agent. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

     2.13.     Interest Payment Dates; Interest and Fee Basis.  Interest accrued
               ----------------------------------------------
on each Alternate Base Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which an Alternate Base Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest upon each Swing Line Loan shall be payable upon the date such Swing Line Loan is repaid and at its maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance or Absolute Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Chicago time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.14.     Notification of Advances, Interest Rates, Prepayments, Commitment
               -----------------------------------------------------------------
Reductions  and  Issuance  Requests.  Promptly  after receipt thereof, the Agent
-----------------------------------
will notify each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, Invitation for Competitive Quotes, Issuance Request and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

     2.15.     Lending  Installations.  Each  Lender  may  book its Loans at any
               ----------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

     2.16.     Non-Receipt  of  Funds  by  the  Agent.  Unless the Borrower or a
               --------------------------------------
Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.
If the Borrower has not in fact made such payment to the Agent, the Lenders shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day. If any Lender has not in fact made such payment to the Agent, such Lender or the Borrower shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for such day, or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

     2.17.     Taxes.
               -----

     (a Any payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon any income imposed on the Agent or any Lender by the jurisdiction in which the Agent or such Lender is incorporated or has its principal place of business. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender hereunder, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; provided, however, that the Borrower shall not be
                               --------  -------
required to increase any such amounts payable to any Lender that is not organized under the laws of the U.S. or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 2.17. Whenever
                                                         ------------
any Non-Excluded Taxes are payable by the Borrower, as promptly as practicable thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this
Section  2.17 shall survive the termination of this Agreement and the payment of
-------------
all  other  amounts  payable  hereunder.

     (b At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     2.18.     Agent's Fees.  The Borrower shall pay to the Agent those fees, in
               ------------
addition to the commitment fees referenced in Section 2.6(a), in the amounts and
                                              --------------
at  the  times  separately  agreed  to  between  the  Agent  and  the  Borrower.

     2.19.     Facility  Letters  of  Credit.
               -----------------------------

     2.19.1.     Issuance of Facility Letters of Credit.  (a) From and after the
                 --------------------------------------
date hereof, the Issuer agrees, upon the terms and conditions set forth in this Agreement, to issue at the request and for the account of the Borrower, one or more Facility Letters of Credit; provided, however, that the Issuer shall not be
                                 --------  -------
under any obligation to issue, and shall not issue, any Facility Letter of Credit if (i) any order, judgment or decree of any governmental authority or other regulatory body with jurisdiction over the Issuer shall purport by its terms to enjoin or restrain such Issuer from issuing such Facility Letter of Credit, or any law or governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) from any governmental authority or other regulatory body with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of Facility Letters of Credit in particular or shall impose upon the Issuer with respect to any Facility Letter of Credit any restriction or reserve or capital requirement (for which the Issuer is not otherwise compensated) or any unreimbursed loss, cost or expense which was not applicable, in effect and known to the Issuer as of the date of this Agreement and which the Issuer in good faith deems material to it; (ii) one or more of the conditions to such issuance contained in Section
                                                                         -------
4.2  is  not  then satisfied; or (iii) after giving effect to such issuance, the
---
aggregate outstanding amount of the Facility Letter of Credit Obligations would exceed the Facility Letter of Credit Sublimit.

     (b) In no event shall: (i) the aggregate amount of the Facility Letter of Credit Obligations at any time exceed the Facility Letter of Credit Sublimit;
(ii) the sum at any time of (A) the aggregate amount of Facility Letter of Credit Obligations and (B) the aggregate principal balance of outstanding Advances exceed the amount of the Aggregate Commitment; or (iii) the expiration date of any Facility Letter of Credit (including, without limitation, Facility Letters of Credit issued with an automatic "evergreen" provision providing for renewal absent advance notice by the Borrower or the Issuer), or the date for payment of any draft presented thereunder and accepted by the Issuer, be later than the date five (5) Business Days before the Facility Termination Date.

     2.19.2     Participating  Interests.
                ------------------------
Immediately upon the issuance by the Issuer of a Facility Letter of Credit in accordance with Section 2.19.4, each Lender shall be deemed to have irrevocably
                 --------------
and unconditionally purchased and received from the Issuer, without recourse, representation or warranty, an undivided participation interest equal to its pro-rata share of the Aggregate Commitment of the face amount of such Facility Letter of Credit and each draw paid by the Issuer thereunder. Each Lender's obligation to pay its proportionate share of all draws under the Facility Letters of Credit, absent gross negligence or willful misconduct by the Issuer in honoring any such draw, shall be absolute, unconditional and irrevocable and in each case shall be made without counterclaim or set-off by such Lender.

     2.19.3     Facility  Letter  of  Credit Reimbursement Obligations.  (a) The
                ------------------------------------------------------
Borrower agrees to pay to the Issuer of a Facility Letter of Credit (i) on each date that any amount is drawn under each Facility Letter of Credit a sum (and interest on such sum as provided in clause (ii) below) equal to the amount so drawn plus all other charges and expenses with respect thereto specified in
Section 2.19.6 or in the applicable Reimbursement Agreement and (ii) interest on
--------------
any  and all amounts remaining unpaid under this Section 2.19.3 until payment in
                                                 --------------
full  at the Alternate Base Rate plus the margin specified in Section 2.10.  The
                                                              ------------
Borrower agrees to pay to the Issuer the amount of all Facility Letter of Credit Reimbursement Obligations owing in respect of any Facility Letter of Credit immediately when due, under all circumstances, including, without limitation, any of the following circumstances: (w) any lack of validity or enforceability of this Agreement or any of the other Loan Documents; (x) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit, any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any Facility Letter of Credit); (y) the validity, sufficiency or genuineness of any document which the Issuer has determined in good faith complies on its face with the terms of the applicable Facility Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect; or (z) the surrender or impairment of any security for the performance or observance of any of the terms hereof.

     (b) Notwithstanding any provisions to the contrary in any Reimbursement Agreement, the Borrower agrees to reimburse the Issuer for amounts which the Issuer pays under such Facility Letter of Credit no later than the time specified in this Agreement. If the Borrower does not pay any such Facility Letter of Credit Reimbursement Obligations when due, the Borrower shall be deemed to have immediately requested that the Lenders make an Alternate Base Rate Advance under this Agreement in a principal amount equal to such unreimbursed Facility Letter of Credit Reimbursement Obligations. The Agent shall promptly notify the Lenders of such deemed request and, without the necessity of compliance with the requirements of Sections 2.2.3 and 4.2, each
                                                    --------------     ---
Lender shall make available to the Agent its Loan in the manner prescribed for Alternate Base Rate Advances. The proceeds of such Loans shall be paid over by the Agent to the Issuer for the account of the Borrower in satisfaction of such unreimbursed Facility Letter of Credit Reimbursement Obligations, which shall thereupon be deemed satisfied by the proceeds of, and replaced by, such Alternate Base Rate Advance.

     (c)     If  the Issuer makes a payment on account of any Facility Letter of
Credit and is not concurrently reimbursed therefor by the Borrower and if for any reason an Alternate Base Rate Advance may not be made pursuant to paragraph
(b) above, then as promptly as practical during normal banking hours on the date of its receipt of such notice or, if not practicable on such date, not later than noon (Chicago time) on the Business Day immediately succeeding such date of notification, each Lender shall deliver to the Agent for the account of the Issuer, in immediately available funds, the purchase price for such Lender's interest in such unreimbursed Facility Letter of Credit Obligations, which shall be an amount equal to such Lender's pro-rata share of such payment. Each Lender shall, upon demand by the Issuer, pay the Issuer interest on such Lender's pro-rata share of such draw from the date of payment by the Issuer on account of such Facility Letter of Credit until the date of delivery of such funds to the Issuer by such Lender at a rate per annum, computed for actual days elapsed based on a 360-day year, equal to the Federal Funds Effective Rate for such period; provided, that such payments shall be made by the Lenders only in the
         --------
event and to the extent that the Issuer is not reimbursed in full by the Borrower for interest on the amount of any draw on the Facility Letters of Credit.

     (d) At any time after the Issuer has made a payment on account of any Facility Letter of Credit and has received from any other Lender such Lender's pro-rata share of such payment, such Issuer shall, forthwith upon its receipt of any reimbursement (in whole or in part) by the Borrower for such payment, or of any other amount from the Borrower or any other Person in respect of such payment (including, without limitation, any payment of interest or penalty fees and any payment under any collateral account agreement of the Borrower or any Loan Document but excluding any transfer of funds from any other Lender pursuant to Section 2.19.3(b)), transfer to such other Lender such other Lender's ratable
   -----------------
share  of  such  reimbursement  or  other  amount; provided, that interest shall
                                                   --------
accrue for the benefit of such Lender from the time such Issuer has made a payment on account of any Facility Letter of Credit; provided, further, that in
                                                      --------  -------
the event that the receipt by the Issuer of such reimbursement or other amount is found to have been a transfer in fraud of creditors or a preferential payment under the United States Bankruptcy Code or is otherwise required to be returned, such Lender shall promptly return to the Issuer any portion thereof previously transferred by the Issuer to such Lender, but without interest to the extent that interest is not payable by the Issuer in connection therewith.

     2.19.4     Procedure  for Issuance.  Prior to the issuance of each Facility
                -----------------------
Letter  of  Credit,  and  as  a  condition  of such issuance, the Borrower shall deliver to the Issuer (with a copy to the Agent) a Reimbursement Agreement signed by the Borrower, together with such other documents or items as may be required pursuant to the terms thereof, and the proposed form and content of such Facility Letter of Credit shall be reasonably satisfactory to the Issuer. Each Facility Letter of Credit shall be issued no earlier than two (2) Business Days after delivery of the foregoing documents, which delivery may be by the Borrower to the Issuer by telecopy, telex or other electronic means followed by delivery of executed originals within five (5) days thereafter. The documents so delivered shall be in compliance with the requirements set forth in Section
                                                                         -------
2.19.1(b),  and  shall  specify  therein  (i)  the stated amount of the Facility
---------
Letter of Credit requested, (ii) the effective date of issuance of such requested Facility Letter of Credit, which shall be a Business Day, (iii) the date on which such requested Facility Letter of Credit is to expire, which shall be a Business Day prior to the date five (5) Business Days prior to the Facility Termination Date, (iv) the entity for whose benefit the requested Facility Letter of Credit is to be issued, which shall be the Borrower or a Subsidiary, and (v) the aggregate amount of Facility Letter of Credit Obligations which are outstanding and which will be outstanding after giving effect to the requested Facility Letter of Credit issuance. The delivery of the foregoing documents and information shall constitute an "Issuance Request" for purposes of this Agreement. Subject to the terms and conditions of Section 2.19.1 and provided
                                                     --------------     --------
that  the  applicable  conditions  set  forth  in  Section  4.2 hereof have been
                                                   ------------
satisfied, the Issuer shall, on the requested date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Issuer's usual and customary business practices. In addition, any amendment of an existing Facility Letter of Credit shall be deemed to be an issuance of a new Facility Letter of Credit and shall be subject to the requirements set forth above. The Issuer shall give the Agent prompt written notice of the issuance of any Facility Letter of Credit.

          2.19.5     Nature  of  the  Lenders' Obligations.  (a)  As between the
                     -------------------------------------
Borrower and the Lenders, the Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letters of Credit by, the respective beneficiaries of the Facility Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of a Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of a Facility Letter of Credit to comply fully with conditions required to be satisfied by any Person other than the Issuer in order to draw upon such Facility Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (v) errors in the interpretation of technical terms; (vi) the misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; or (vii) any consequences arising from causes beyond control of the Issuer.

     (b) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuer under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to the Issuer or any such Person.

     2.19.6     Facility  Letter  of Credit Fees.  The Borrower hereby agrees to
                --------------------------------
pay to the Agent for the account of the Issuer or the Lenders, as applicable, letter of credit fees with respect to each Facility Letter of Credit from and including the date of issuance thereof until the date such Facility Letter of Credit is fully drawn, canceled or expired, (a) for the account of the Issuer, computed at such rate as may be agreed upon between the Issuer and the Borrower, on the aggregate initial face amount of such Facility Letter of Credit payable on the date of issuance, and (b) for the ratable account of the Lenders, equal to (i) in the case of Commercial Letters of Credit, 50% of the Applicable Eurodollar Margin times the aggregate initial face amount of such Commercial Letter of Credit, payable upon the date of issuance thereof, and (ii) in the case of Standby Letters of Credit, the Applicable Eurodollar Margin times the aggregate amount from time to time available to be drawn on such Standby Facility Letter of Credit, calculated with respect to actual days elapsed on the basis of a 360-day year and payable quarterly in arrears on each Payment Date in each year and upon the expiration, cancellation or utilization in full of such Facility Letter of Credit. In addition to the foregoing, the Borrower agrees to pay the Issuer any other fees customarily charged by it in respect of Letters of Credit issued by it.

     2.20.     Extension of Facility Termination Date.  The Borrower may request
               --------------------------------------
an extension of the Facility Termination Date by submitting a request for an extension to the Agent (an "Extension Request") no more than 60 days but no less than 40 days prior to the then effective Facility Termination Date. The Extension Request must specify the new Facility Termination Date requested by the Borrower and the date (which must be at least 30 days after the Extension Request is delivered to the Agent) as of which the Lenders must respond to the Extension Request (the "Extension Date"). The new Facility Termination Date shall be no more than 364 days after the Extension Date, including the Extension Date as one of the days in the calculation of the days elapsed. Promptly upon receipt of an Extension Request, the Agent shall notify each Lender of the contents thereof and shall request each Lender to approve the Extension Request. Each Lender may, in its sole discretion, elect to approve or deny such Extension Request. Failure of a Lender to respond to an Extension Request by the Extension Date shall be deemed a refusal to approve such Extension Request. Each Lender approving the Extension Request shall deliver its written consent no later than the Extension Date. Any consent delivered by a Lender to the Agent prior to the Extension Date may be revoked prior to the Extension Date by the Lender giving written notice of such revocation to the Agent before the Extension Date. If the consent of each of the Lenders is received by the Agent and remains in effect on the Extension Date, the Facility Termination Date specified in the Extension Request shall become effective on the Extension Date and the Agent shall promptly notify the Borrower and each Lender of the new Facility Termination Date. Otherwise, the then effective Facility Termination Date shall be unchanged. In no event shall the Borrower be entitled to seek or obtain more than two extensions pursuant to this Section 2.20.
                                                         -------------

                                 ARTICLE  III

                          CHANGE  IN  CIRCUMSTANCES
                          -------------------------

     3.1.     Yield  Protection.  If,  after the date hereof, the adoption of or
              -----------------
any change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

     (a subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes (excluding increases in the income tax rates imposed by the jurisdiction in which the applicable Lender or Lending Installation is incorporated or has its principal place of business) the basis of taxation of principal, interest or any other payments to any Lender or Lending Installation in respect of its Loans, its interest in the Facility Letters of Credit or other amounts due it hereunder, or

     (b imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

     (c imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or issuing Facility Letters of Credit or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with any Loans or Facility Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, Facility Letters of Credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or resulting in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, its interest in the Facility Letters of Credit and its Commitment.

     3.2.     Changes  in  Capital Adequacy Regulations.  If a Lender determines
              -----------------------------------------
the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its interest in the Facility Letters of Credit or its obligation to make Loans or participate in or issue Facility Letters of Credit hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (a) any
                                                           ------
change after the date of this Agreement in the Risk-Based Capital Guidelines, or
(b)  any  adoption  of  or  change  in  any  other  law,  governmental  or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (a) the
                            -------------------------------
risk-based capital guidelines in effect in the United States on the date of this Agreement and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards" and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3.     Availability  of Types of Advances.  If any Lender determines that
              ----------------------------------
maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available, or (b) the interest rate applicable to a Type of Advance does not accurately or fairly reflect the cost of making or maintaining such Advance, then the Agent shall suspend the availability of the affected Type of Advance until such circumstance no longer exists and require any Eurodollar Advances of the affected Type to be repaid.

     3.4.     Funding  Indemnification.  If  any payment of a Eurodollar Advance
              ------------------------
or Swing Line Advance bearing interest at the Alternate Swing Line Rate occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or any such Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify the Agent and each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Advance.

     3.5.     Lender Statements; Survival of Indemnity. To the extent reasonably
              ----------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of
               -------------     ---
Advance under Section 3.3, so long as such designation is not disadvantageous to
              -----------
such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under
Section  3.1,  3.2 or 3.4.  Such written statement shall set forth in reasonable
------------   ---    ---
detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1, 3.2 and 3.4
                                                       ------------  ---     ---
shall  survive  payment  of  the  Obligations and termination of this Agreement.

                                    ARTICLE  IV

                              CONDITIONS  PRECEDENT
                              ---------------------

     4.1.     Initial  Loans  and Facility Letters of Credit.  The Lenders shall
              ----------------------------------------------
not be required to make the initial Advances hereunder and the Issuer shall not be required to issue any Facility Letter of Credit hereunder unless the Borrower has furnished the following to the Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied, in each case on or before April 30, 1999:

     (a     Charter  Documents;  Good  Standing  Certificates.  Copies  of  the
            -------------------------------------------------
certificate of incorporation of the Borrower, together with all amendments and other modifications thereto, certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Agent.

     (b     By-Laws  and  Resolutions.  Copies,  certified  by  the Secretary or
            -------------------------
Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party.

     (c     Secretary's Certificate.  An incumbency certificate, executed by the
            -----------------------
Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

     (d     Officer's Certificate.  A certificate, dated the date hereof, signed
            ---------------------
by an Authorized Officer of the Borrower, in form and substance satisfactory to the Agent, to the effect that: (i) on the initial Borrowing Date (both before and after giving effect to the making of any Loans (or issuance of any Facility Letters of Credit hereunder) no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the making of any Loans (or issuance of any Facility Letters of Credit) or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best of such Person's knowledge, threatened;  (iii)  each  of  the  representations  and  warranties set forth in
Article  V  of  this  Agreement  is  true  and  correct on and as of the initial
----------
Borrowing Date; and (iv) since September 30, 1998, no event or change has occurred that has caused or evidences a Material Adverse Effect.

     (e     Legal  Opinions.  A  written  opinion  of  R.  W.  Lockwood, General
            ---------------
Counsel for the Borrower and the Guarantors, addressed to the Agent and the Lenders in the form of Exhibit I attached hereto.
                            ----------

     (f     Notes.  Notes  payable  to  the  order  of  each of the Lenders duly
            -----
executed  by  the  Borrower.

     (g     Loan  Documents.  Executed  originals  of this Agreement and each of
            ---------------
the Loan Documents, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

     (h     Letters  of  Direction.  Written  money  transfer  instructions with
            ----------------------
respect to Advances in form and substance acceptable to the Agent and its counsel addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

     (i     Guarantor  Charter Documents; Good Standing Certificates.  Copies of
            --------------------------------------------------------
the articles or certificates of incorporation of each Guarantor, together with all amendments thereto, both certified by the Secretary or Assistant Secretary of such Guarantor, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Agent.

     (j     Guarantor  By-Laws  and  Resolutions.  Copies,  certified  by  the
            ------------------------------------
Secretary or Assistant Secretary of each Guarantor, of its by-laws and Board of Directors' resolutions of such Guarantor (and resolutions of other bodies, if any are deemed necessary by counsel for the Agent) authorizing the execution, delivery and performance of the Loan Documents to which each such Guarantor is a party.

     (k     Guarantor  Secretary's  Certificate.  An  incumbency  certificate,
            -----------------------------------
executed by the Secretary or Assistant Secretary of each Guarantor, which shall identify by name and title and bear the signature of the officers of such Guarantor authorized to sign the Loan Documents upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

     (l     Termination  of  Existing  Credit  Agreement.  The  Existing  Credit
            --------------------------------------------
Agreement shall have terminated and all outstanding obligations thereunder shall be paid in full and all commitments thereunder shall have terminated, and the Agent shall have received an executed payoff letter evidencing the same.

     (m     Other.  Such  other  documents  as  the  Agent,  any Lender or their
            -----
counsel  may  have  reasonably  requested.

     4.2.     Each  Future  Advance  and Facility Letter of Credit.  The Lenders
              ----------------------------------------------------
shall not be required to make any Advance and the Issuer shall not be obligated to issue any future Facility Letter of Credit unless on the applicable Borrowing
Date:

     (a     There  exists  no Default or Unmatured Default and none would result from  such  Advance  or  issuance  of  such  Facility  Letter  of  Credit;

     (b     The  representations  and warranties contained in Article V are true
                                                              ---------
and  correct  as  of  such  Borrowing  Date;

     (c     A  Borrowing  Notice  or Issuance Request, as applicable, shall have been  properly  submitted;  and

     (d     All legal matters incident to the making of such Advance or issuance of such Facility Letter of Credit shall be satisfactory to the Lenders and their counsel.

     Each Ratable Borrowing Notice and Competitive Bid Quote Request with respect to each such Advance and each Issuance Request with respect to each such Facility Letter of Credit shall constitute a representation and warranty by the Borrower that the conditions contained in Section 4.2 have been satisfied. Any
                                           -----------
Lender may require a duly completed compliance certificate in substantially the form of Exhibit G hereto as a condition to making an Advance or issuing a
          ----------
Facility  Letter  of  Credit.


                                  ARTICLE  V

                        REPRESENTATIONS  AND  WARRANTIES
                        --------------------------------

     The  Borrower  represents  and  warrants to the Agent and the Lenders that:

     5.1.     Corporate  Existence and Standing.  The Borrower and each Material
              ---------------------------------
Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted except where the failure to be so qualified or authorized could not reasonably be expected to have a Material Adverse Effect.

     5.2.     Authorization  and Validity.  The Borrower and each Guarantor have
              ---------------------------
all requisite power and authority (corporate and otherwise) and legal right to execute and deliver (or file, as the case may be) each of the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery (or filing, as the case may be) by the Borrower and each Guarantor of the Loan Documents to which it is a party and the performance of their respective obligations thereunder have been duly authorized by proper corporate proceedings and the Loan Documents constitute legal, valid and binding obligations of the Borrower or such Guarantor, as applicable, enforceable against the Borrower or such Guarantor, as applicable, in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     5.3.     Compliance  with  Laws  and  Contracts.    The  Borrower  and  its
              --------------------------------------
Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by the Borrower or any Guarantor of the Loan Documents to which it is a party, the application of the proceeds of the Loans and the Facility Letters of Credit, the consummation of any transaction contemplated in the Loan Documents, nor compliance with the provisions of the Loan Documents will, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations T, U and X), order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by, the Loan Documents) in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person.

     5.4.     Governmental  Consents.  No  order,  consent,  approval,
              ----------------------
qualification, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, Governmental Authority, or any subdivision thereof, any securities exchange or other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, the application of the proceeds of the Loans or the Facility Letters of Credit or any other transaction contemplated in the Loan Documents.

     5.5.     Financial  Statements.  The  Borrower  has heretofore furnished to
              ---------------------
each of the Lenders (a) the September 30, 1998 audited consolidated financial statements of the Borrower and its Subsidiaries, and (b) the unaudited consolidated financial statements of the Borrower and its Subsidiaries through December 31, 1998 (collectively, the "Financial Statements"). Each of the
                                           ---------------------
Financial Statements was prepared in accordance with Agreement Accounting Principles and fairly presents the consolidated financial condition and operations of the Borrower and its Subsidiaries at such dates and the consolidated results of their operations for the respective periods then ended (except, in the case of such unaudited statements, for normal year-end audit adjustments).

     5.6.     Material Adverse Change.  Since September 30, 1998, there has been
              -----------------------
no change from that reflected in the Financial Statements, in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect.

     5.7.     Taxes.  The  Borrower and its Subsidiaries have filed or caused to
              -----
be filed in correct form all United States federal and applicable foreign, state and local tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are in accordance with Agreement Accounting Principles.

     5.8.     Litigation  and  Contingent  Obligations.  There is no litigation,
              ----------------------------------------
arbitration,  proceeding,  inquiry  or  governmental  investigation  (including, without limitation, by the Federal Trade Commission) pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any Subsidiary or any of their respective Properties which could reasonably be expected to have a Material Adverse Effect or to prevent, enjoin or unduly delay the making of the Loans or the issuance of Facility Letters of Credit under this Agreement. Neither the Borrower nor any Subsidiary has any material Contingent Obligations except as set forth on Schedule 5.8.
                                                     -------------

     5.9.     Subsidiaries  and Capitalization.  Schedule 5.9 hereto contains an
              --------------------------------   ------------
accurate list of all of the existing Subsidiaries as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are free and clear of all Liens, other than the Liens created by the Loan Documents. No authorized but unissued or treasury shares of capital stock of the Borrower or any Subsidiary are subject to any option, warrant, right to call or commitment of any kind or character. Except as set forth on Schedule 5.9,
                                                                   ------------
neither the Borrower nor any Subsidiary has any outstanding stock or securities convertible into or exchangeable for any shares of its capital stock, or any right issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any of its capital stock or any stock or securities convertible into or exchangeable for any of its capital stock other than as expressly set forth in the certificate or articles of incorporation of the Borrower or such Subsidiary. Neither the Borrower nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence except as otherwise set forth on Schedule 5.9. Except as set forth on Schedule 5.9, as of the date
              ------------                          ------------
hereof the Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity or partnership interest in any Person other than such Subsidiaries and Vail Resorts, Inc.

     5.10.     ERISA.  Except  as  disclosed  on  Schedule  5.10,  neither  the
               -----                              --------------
Borrower nor any other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect. Each Plan complies in all respects with all applicable requirements of law and regulations, except where the failure to so comply could not reasonably be expected to cause the relevant Plan to become disqualified under the Code. Neither the Borrower nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under
Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or the Borrower or any member of the Controlled Group with respect to a Plan which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject such Person to any material liability. Within the last five years neither the Borrower nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA.

     5.11.     Defaults.  No  Default  or  Unmatured Default has occurred and is
               --------
continuing.

     5.12.     Federal  Reserve  Regulations.  Neither  the  Borrower  nor  any
               -----------------------------
Subsidiary is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying Margin Stock. Neither the making of any Advance or issuance of any Facility Letters of Credit hereunder, the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X. Following the application of the proceeds of the Loans, less than 25% of the value (as determined by any reasonable method) of the assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder taken as a whole have been, and will continue to be, represented by Margin Stock.

     5.13.     Investment  Company; Public Utility Holding Company Act.  Neither
               -------------------------------------------------------
the Borrower nor any Subsidiary is, or after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.14.     Certain  Fees.  Other  than  as  disclosed  on  Schedule 5.14, no
               -------------                                   -------------
broker's or finder's fee or commission was, is or will be payable by the Borrower or any Subsidiary with respect to the transactions contemplated by this Agreement. The Borrower hereby agrees to indemnify the Agent and the Lenders against and agrees that it will hold each of them harmless from any claim, demand or liability for broker's or finder's fees or commissions alleged to have been incurred by the Borrower in connection with any of the transactions contemplated by this Agreement and any expenses (including, without limitation, attorneys' fees and time charges of attorneys for the Agent or any Lender, which attorneys may be employees of the Agent or any Lender) arising in connection with any such claim, demand or liability.

     5.15.     Solvency.  As  of  the  date  hereof,  after giving effect to the
               --------
consummation of the transactions contemplated by the Loan Documents and the payment of all fees, costs and expenses payable by the Borrower or its Subsidiaries with respect to the transactions contemplated by the Loan Documents, each of the Borrower and each Guarantor is Solvent.

     5.16.     Ownership  of  Properties.  Except  as set forth on Schedule 5.16
               -------------------------                           -------------
hereto, the Borrower and its Subsidiaries have a subsisting leasehold interest in, or good and marketable title, free of all Liens, other than those permitted by Section 6.17 or by any of the other Loan Documents, to all of the properties
    ------------
and assets reflected in the Financial Statements as being owned by it, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date thereof. To the knowledge of the Borrower, there are no actual, threatened or alleged defaults with respect to any leases of real property under which the Borrower or any Subsidiary is lessee or lessor which could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries own or possess rights to use all material licenses, patents, patent applications, copyrights, service marks, trademarks and trade names necessary to continue to conduct their business as heretofore conducted, and no such license, patent or trademark has been declared invalid, been limited by order of any court or by agreement or is the subject of any infringement, interference or similar proceeding or challenge, except for proceedings and challenges which could not reasonably be expected to have a Material Adverse Effect.

     5.17.     Indebtedness.  Attached hereto as Schedule 5.17 is a complete and
               ------------                      -------------
correct list of all Indebtedness of the Borrower and its Subsidiaries outstanding on the date of this Agreement (other than Indebtedness in a principal amount not exceeding $100,000 for a single item of Indebtedness and $500,000 in the aggregate for all such Indebtedness listed), showing the aggregate principal amount which was outstanding on such date.

     5.18.     Subordinated  Indebtedness.  The principal of and interest on the
               --------------------------
Notes and all other Obligations will constitute "senior debt" as that or any similar term is or may be used in any other instrument evidencing or applicable to any Subordinated Indebtedness of the Borrower.

     5.19.     Employee  Controversies.  There are no strikes, work stoppages or
               -----------------------
controversies pending or threatened between the Borrower or any Subsidiary and any of its employees, other than strikes, work stoppages or controversies arising in the ordinary course of business, which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     5.20.     Material  Agreements.  Neither the Borrower nor any Subsidiary is
               --------------------
a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect or which restricts or imposes conditions upon the ability of the Borrower or any Subsidiary to (a) pay dividends or make other distributions on its capital stock (b) make loans or advances to the Borrower, (c) repay loans or advances from Borrower or (d) grant Liens to the Agent to secure the Obligations. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

     5.21.     Environmental  Laws.  The  Borrower and its Material Subsidiaries
               -------------------
each conduct in the ordinary course of business a review of the effects of then existing Environmental Laws and then existing Environmental Claims on its business, condition (financial and other), results of operations and Property, and as a result thereof the Borrower and its Material Subsidiaries have reasonably concluded that the application of such Environmental Laws and the existence of such Environmental Claims, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     5.22.     Insurance.  The  Borrower  and  its  Subsidiaries  maintain  with
               ---------
financially sound and reputable insurance companies insurance on their Property in such amounts and covering such risks as is consistent with sound business practice.

     5.23.     Disclosure.  None  of  the  (a)  information, exhibits or reports
               ----------
furnished or to be furnished by the Borrower or any Subsidiary to the Agent or to any Lender in connection with the negotiation of the Loan Documents, or (b) representations or warranties of the Borrower or any Subsidiary contained in this Agreement, the other Loan Documents or any certificate or other written information furnished to the Agent or the Lenders by or on behalf of the Borrower or any Subsidiary pursuant to a request from the Agent or the Lenders permitted hereunder and for use in connection with the transactions contemplated by this Agreement, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. The pro forma financial information contained in such materials is based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made. There is no fact known to the Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and other written information furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.

     5.24.     Year  2000.  The Borrower has made a full and complete assessment
               ----------
of the Year 2000 Issues and has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis (the "Year 2000 Program"). Based on such assessment and on the Year 2000 Program, the Borrower does not reasonably anticipate that Year 2000 Issues will have a Material Adverse Effect.


                                 ARTICLE  VI

                                  COVENANTS
                                  ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

     6.1.     Financial  Reporting.  The  Borrower will maintain, for itself and
              --------------------
each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and furnish to the Lenders:

     (a) As soon as practicable and in any event within 95 days after the close of each of its Fiscal Years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows (but not consolidating statements of retained earnings or cash flows) accompanied by a certificate of said accountants that, in the course of the examination necessary for their certification of the foregoing, they have obtained no knowledge of Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

     (b) As soon as practicable and in any event within 50 days after the close of the first three Fiscal Quarters of each of its Fiscal Years, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating statements of income, retained earnings and cash flows (but not consolidating statements of retained earnings or cash flows)for the period from the beginning of such Fiscal Year to the end of such quarter, all certified by its chief financial officer, controller or treasurer.

     (c) As soon as available, but in any event not later than the last Business Day in November of each year, a copy of the plan and forecast of the Borrowers, and its Subsidiaries for the next Fiscal Year organized by individual lines of business (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement).

     (d)     Together  with the financial statements required by clauses (a) and
                                                                 -----------
(b)  above,  a  compliance  certificate  in  substantially the form of Exhibit G
---                                                                    ---------
hereto signed by its chief financial officer, controller or treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

     (e) Within 270 days after the close of each Fiscal Year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

     (f) As soon as possible and in any event within 10 days after the Borrower knows that any Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer, treasurer or controller of the Borrower, describing said Termination Event and the action which the Borrower proposes to take with respect thereto.

     (g) As soon as possible and in any event within 10 days after the Borrower learns thereof, notice of the assertion or commencement of any claims, action, suit or proceeding against or affecting the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect.

     (h) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

     (i) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

     (j) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

     6.2.     Use  of  Proceeds.  The  Borrower  will,  and  will  cause  each
              -----------------
Subsidiary to, use the proceeds of the Advances to meet the general corporate and working capital needs of the Borrower and its Subsidiaries, including the making of stock redemptions and repurchases, dividends on its capital stock, Investments and non-hostile Purchases, all as permitted hereunder. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances or any Facility Letter of Credit to purchase or carry any "margin stock" (as defined in Regulation U) or to finance the Purchase of any Person which has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person.

     6.3.     Notice  of  Default.  The  Borrower  will  give  prompt  notice in
              --------------------
writing to the Lenders of the occurrence of (a) any Default or Unmatured Default and (b) of any other event or development, financial or other, relating specifically to the Borrower or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect.

     6.4.     Conduct  of  Business.  The  Borrower  will,  and  will cause each
              ---------------------
Subsidiary to, carry on and conduct its business in substantially the same manner as is presently conducted or in other consumer products markets and the manufacturing of ingredients therefor, and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to maintain such authority could not reasonably be expected to have a Material Adverse Effect.

     6.5.     Taxes.  The  Borrower  will,  and  will  cause each Subsidiary to,
              -----
timely file complete and correct United States federal and applicable foreign, state and local tax returns required by applicable law and pay when due all material taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

     6.6.     Insurance.  The  Borrower will, and will cause each Subsidiary to,
              ---------
maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice for similarly situated businesses in the industries in which the Borrower and its Subsidiaries operate, and the Borrower will furnish to the Agent and any Lender upon request full information as to the insurance carried.

     6.7.     Compliance  with  Laws.  The  Borrower  will,  and will cause each
              ----------------------
Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

     6.8.     Maintenance of Properties.  The Borrower will, and will cause each
              -------------------------
Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.9.     Inspection.  The Borrower will, and will cause each Subsidiary to,
              ----------
permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate. The Borrower will keep or cause to be kept, and cause each Subsidiary to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles consistently applied.

     6.10.     Capital  Stock and Dividends.  The Borrower will not, nor will it
               ----------------------------
permit any Subsidiary to, (a) issue or have outstanding any preferred stock, other than preferred stock not having mandatory redemption, retirement and other repurchase dates commencing less than 91 days after the Facility Termination Date then in effect or (b) declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock or any options or other rights in respect thereof at any time outstanding, except that (i) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to a Guarantor, (ii) so long as no Default or Unmatured Default exists before or after giving effect to the declaration or payment of such dividends or repurchase or redemption of such stock, the Borrower may repurchase or redeem its capital stock or declare and, within 45 days thereafter, pay dividends on its capital stock in an amount which, when added to the amount of all prior dividends and stock repurchases or redemptions from and after the date hereof does not exceed 20% of Net Worth at such time (before giving effect to such dividend, repurchase or redemption).

     6.11.     Indebtedness.  The  Borrower  will  not,  nor  will it permit any
               ------------
Subsidiary  to,  create,  incur  or  suffer  to  exist any Indebtedness, except:

     (a)     the  Loans;

     (b)     Indebtedness  existing on the date hereof and described in Schedule
                                                                        --------
5.17;
----

     (c)     Contingent  Obligations  permitted  by  Section  6.16;
                                                     -------------

     (d) Rate-Hedging Obligations incurred in the ordinary course of business;

     (e) Indebtedness arising in connection with the Accounts Receivable Financing Program; and

     (f) other Indebtedness so long as immediately after giving effect to the incurrence of such Indebtedness, the Borrower is in compliance with the financial covenants set forth in Section 6.24.
                                      -------------

     6.12.     Merger.  The Borrower will not, nor will it permit any Subsidiary
               ------
to, merge or consolidate with or into any other Person, except that (a) a Wholly-Owned Subsidiary may merge into the Borrower or any Wholly-Owned Subsidiary of the Borrower, (b) the Borrower or any Subsidiary may merge or consolidate with any other Person so long as the Borrower or such Subsidiary is the continuing or surviving corporation and, prior to and after giving effect to such merger or consolidation, no Default or Unmatured Default shall exist, and
(c) any Subsidiary may enter into a merger or consolidation as a means of effecting a disposition permitted by Section 6.13.
                                          -------------

     6.13.     Sale  of  Assets.  The  Borrower will not, nor will it permit any
               ----------------
Subsidiary to, lease, sell, transfer or otherwise dispose of its Property to any other Person except for (a) sales of inventory or unused or obsolete equipment in the ordinary course of business, and (b) leases, sales, transfers or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold, transferred or otherwise disposed of (other than inventory or unused or obsolete equipment sold in the ordinary course of business and accounts receivables transactions permitted by
Section  6.14)  as  permitted by this Section 6.13 since the date hereof, do not
-------------                         ------------
constitute a Substantial Portion of the Property of Borrower and its Subsidiaries.

     6.14.     Sale  of Accounts.  The Borrower will not, nor will it permit any
               -----------------
Subsidiary to, sell or otherwise dispose of any notes receivable or accounts receivable, with or without recourse, except that the Borrower or any Subsidiary may sell or otherwise grant an interest in its accounts receivable to other Persons, in each case pursuant to an Accounts Receivable Financing Program;

provided,  however,  that  any  such  sales or granting of interests in accounts
--------   -------
receivable shall, for all purposes of this Agreement, and regardless of the treatment thereof by the Borrower on its financial statements, be deemed an incurrence of Indebtedness.

     6.15.     Investments  and  Purchases.  The  Borrower will not, nor will it
               ---------------------------
permit any Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Purchases, except:

     (a) Short-term obligations of, or fully guaranteed by, the United States of America and short-term obligations of United States government agencies;

     (b) Commercial paper rated A-1 or better by S&P or P-1 or better by Moody's;

     (c) Demand deposit and money market bank accounts maintained in the ordinary course of business with commercial banks which are members of the Federal Deposit Insurance Corporation;

     (d) Bankers acceptances and certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) rated B or better by Thomson, A or better by S&P or A2 or better by Moody's;

     (e) Repurchase agreements with commercial banks (whether domestic or foreign) rated B or better by Thomson, A or better by S&P or A2 or better by Moody's, so long at least 102% of the principal amount of each repurchase agreement is collateralized by obligations of, or fully guaranteed by, the United States of America or by commercial paper rated A-1 or better by S&P or P-1 or better by Moody's;

     (f) Loan participations and master notes with corporations rated A-1 or better by S&P or P-1 or better by Moody's and with commercial banks rated B or better by Thomson, A or better by S&P or A2 or better by Moody's;

     (g) Money market preferred stock accounts in corporations rated A or better by S&P or A2 or better by Moody's or in other corporations so long as such Investments are secured by Letters of Credit issued by commercial banks rated B or better by Thomson, A or better by S&P or A2 or better by Moody's;

     (h) Existing Investments in Subsidiaries and additional Investments in Guarantors;

     (i)     Other  Investments in existence on the date hereof and described in
Schedule  6.15  hereto;
--------------

     (j) Other Investments in Persons or Subsidiaries which are not Guarantors (including, without limitation, (i) any Investment in a joint venture and (ii) the creation of and the Investment in any Subsidiary that is not a Guarantor) in an aggregate amount not exceeding $20,000,000;

     (k) Investments in, and the creation of, any special purpose Subsidiary created for the purpose of entering into the Accounts Receivable Financing Program;

     (l) Additional equity Investments in Vail Resorts, Inc. necessary to permit the Borrower to retain equity accounting treatment for such Investment; and

     (m) (i) Purchases not exceeding $15,000,000 in the case of any single Purchase or series of related Purchases, provided that there shall exist no
                                              --------

Default or Unmatured Default either immediately before or immediately after giving effect to any such Purchase, or (ii) Purchases in excess of $15,000,000 in the case of any single Purchase or series of related Purchases, provided
                                                                        --------
that (A) there shall exist no Default or Unmatured Default either immediately before or immediately after giving effect to any such Purchases and (B) the Borrower submits a certificate executed by the chief financial officer, treasurer or controller of the Borrower prior to closing any such transaction showing that the pro forma Leverage Ratio calculated after giving effect to such transaction for the period consisting of the four consecutive Fiscal Quarters then most recently ended (treating such Purchase as having occurred on the first day of such four-quarter period) does not exceed 2.50:1.

     6.16.     Contingent  Obligations.  The  Borrower  will  not,  nor  will it
               -----------------------
permit any Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (a) by endorsement of instruments for deposit or collection in the ordinary course of business, (b) the Subsidiary Guaranty and (c) the Ralston Obligations.

     6.17.     Liens.  The  Borrower will not, nor will it permit any Subsidiary
               -----
to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

     (a) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books;

     (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure the payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

     (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

     (d) Liens arising out of good faith deposits in connection with or to secure performance of statutory obligations, surety and appeal bonds, government contracts, leases otherwise permitted hereunder, performance and return of money bonds and other similar obligations incurred in the ordinary course of business;

     (e) Easements, minor defects or irregularities in title, building restrictions and such other encumbrances or charges against real property, all of which as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or the Subsidiaries;

     (f)     Liens  existing  on  the date hereof and described in Schedule 6.17
                                                                   -------------
hereto, including extensions, renewals and replacements thereof in whole or in part, so long as the principal amount of the Indebtedness secured thereby at the time of such extension, renewal or replacement is limited to all or any part of the Property (including improvements thereon) securing the Lien so extended, renewed or replaced;

     (g) Liens on the Property of a Subsidiary of the Borrower and exclusively securing Indebtedness of such Subsidiary to the Borrower or any Guarantor;

     (h) Liens of purchasers or providers of financing under an Accounts Receivable Financing Program in accordance with Section 6.14 herein; and
                                                      -------------

     (i) Other Liens securing aggregate principal Indebtedness at no time exceeding $25,000,000.

     6.18.     Lease  Rentals.  The  Borrower  will  not, nor will it permit any
               --------------
Subsidiary to, create, incur or suffer to exist obligations for Rentals in excess of $30,000,000 during any one Fiscal Year on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries.

     6.19.     Affiliates.  The  Borrower  will  not,  and  will  not permit any
               ----------
Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction, (b) transactions among the Borrower and Guarantors and (c) in connection with the Accounts Receivable Financing Program.

     6.20.     Subordinated Indebtedness; Other Indebtedness.  The Borrower will
               ---------------------------------------------
not, and will not permit any Subsidiary to, make any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness.

     6.21.     Environmental  Matters.  The  Borrower shall and shall cause each
               ----------------------
of its Material Subsidiaries to conduct in the ordinary course of its business reviews of the effects of then existing Environmental Laws and then existing Environmental Claims on its business, condition (financial and other), results of operations and Property and to take all actions required by such Environmental Laws and in respect of such Environmental Claims, except where the failure to so act could not reasonably be expected to have a Material Adverse Effect.

     6.22.     Change  in  Corporate Structure; Fiscal Year.  The Borrower shall
               --------------------------------------------
not, nor shall it permit any Subsidiary to, (a) permit any amendment or modification to be made to its certificate or articles of incorporation or by-laws which is materially adverse to the interests of the Lenders or (b) change its Fiscal Year to end on any date other than September 30 of each year.

     6.23.     Inconsistent  Agreements.  The  Borrower  shall not, nor shall it
               ------------------------
permit any Subsidiary to, enter into any indenture, agreement, instrument or other arrangement which, (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of Liens to secure the Obligations, the provision of the Subsidiary Guaranty, the amending of the Loan Documents or the ability of any Subsidiary (other than a special purpose Subsidiary created for the purpose of entering into the Accounts Receivable Financing Program) to (i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to the Borrower or (iii) repay loans or advances from the Borrower or (b) contains any provision which would be violated or breached by the making of Advances, by the issuance of Facility Letters of Credit or by the performance by the Borrower or any Subsidiary of any of its obligations under any Loan Document.

     6.24.     Financial  Covenants.  The  Borrower on a consolidated basis with
               --------------------
its  Subsidiaries  shall:

     6.24.1.  Adjusted  Net Worth.  At all times after the date hereof, maintain
              -------------------
a  minimum  Adjusted  Net Worth at least equal to the sum of (a) 80% of Adjusted

Net Worth determined for the Borrower and its Subsidiaries as of December 31, 1998 based on financial information received by the Agent from the Borrower, plus (b) the sum of all cash proceeds (net of related costs, expenses, fees and taxes) received by the Borrower or any Subsidiary of the Borrower from the issuance of its capital stock, plus (c) for each Fiscal Quarter ending after the
                               ----
date hereof and prior to the time of determination, 50% of the Borrower's positive Adjusted Net Income for such Fiscal Quarter.

     6.24.2.  Leverage  Ratio.  As of the end of each Fiscal Quarter, maintain a
              ---------------
Leverage  Ratio  of  not  more  than  3.00:1.00

     6.24.3.  Interest  Expense  Coverage  Ratio.  As  of  the  end of each four
              ----------------------------------
Fiscal  Quarters  ending  after  the  date  hereof, maintain an Interest Expense
Coverage  Ratio  of  not  less  than  3.00:1.00

     6.25.     ERISA  Compliance.
               -----------------

     With  respect  to  any Plan, neither the Borrower nor any Subsidiary shall:

     (a) engage in any "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $2,000,000 could be imposed;

     (b) incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) in excess of $2,000,000, whether or not waived, or permit any Unfunded Liability to exceed $2,000,000;

     (c) permit the occurrence of any Termination Event which could result in a liability to the Borrower or any other member of the Controlled Group in excess of $2,000,000; or

     (d) permit the establishment or amendment of any Plan or fail to comply with the applicable provisions of ERISA and the Code with respect to any Plan which could result in liability to the Borrower or any other member of the Controlled Group which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     6.26.     Material  Subsidiaries.  The  Borrower  shall  cause  each of its
               ----------------------
Subsidiaries which becomes a Material Subsidiary on or after the date hereof to join the Subsidiary Guaranty as a Guarantor pursuant to a joinder agreement in the form attached to the Subsidiary Guaranty within thirty (30) days of such Person becoming a Material Subsidiary.


                               ARTICLE  VII

                                DEFAULTS
                                --------

     The occurrence of any one or more of the following events shall constitute a Default:

     7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any other Loan Document, any Loan, any Facility Letter of Credit or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made or deemed made.

     7.2. Nonpayment of (a) any principal of any Note or any Reimbursement Obligation when due, or (b) any interest upon any Note or any commitment fee or other fee or obligations under any of the Loan Documents within five days after the same becomes due.

     7.3.     The  breach  by  the Borrower of any of the terms or provisions of
Section  6.2,  Section  6.3(a)  or  Sections  6.10  through  6.24.
  ----------   ---------------      --------------           ----

     7.4. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of
                   -----------  ---    ---
this Agreement which is not remedied within thirty (30) days after written notice from the Agent or any Lender.

     7.5. Failure of the Borrower or any of its Subsidiaries to pay any Indebtedness aggregating in excess of $25,000,000 when due; or the default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement or agreements under which any such Indebtedness was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

     7.6. The Borrower or any of its Subsidiaries shall (a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (f) fail to contest in good faith any appointment
                  -----------
or  proceeding described in Section 7.7 or (g) become unable to pay, not pay, or
                            -----------
admit  in  writing its inability to pay, its debts generally as they become due.

     7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(d)
                                                                  --------------
shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty consecutive days.

     7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"),
                                                                 ------------
all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

     7.9. The Borrower or any of its Subsidiaries shall fail within thirty days to pay, bond or otherwise discharge any judgments or orders for the payment of an aggregate amount in excess of $10,000,000, which is not covered by undisputed insurance or stayed on appeal or otherwise being appropriately contested in good faith and as to which no enforcement actions have been commenced.

     7.10.     Any  Change  in  Control  shall  occur.

     7.11. The Subsidiary Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Subsidiary Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of the Subsidiary Guaranty, or any Guarantor denies that it has any further liability under the Subsidiary
Guaranty,  or  gives  notice  to  such  effect.


                             ARTICLE  VIII

             ACCELERATION,  WAIVERS,  AMENDMENTS  AND  REMEDIES
             --------------------------------------------------

     8.1.     Acceleration.  If  any  Default  described  in  Section 7.6 or 7.7
              ------------                                    -----------    ---
occurs with respect to the Borrower, the obligations of the Lenders to make Loans or issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans or issue Facility Letters of Credit hereunder, or declare the
Obligations  to  be  due  and  payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives. In addition to the foregoing, following the occurrence and during the continuance of a Default, so long as any Facility Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon demand by the Agent, the Borrower shall deposit in an account (the "Letter of Credit Cash Collateral
                                                --------------------------------
Account")  maintained  with  First  Chicago  in  the  name of the Agent, for the
-------
ratable benefit of the Lenders and the Agent, cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower shall have no control over funds in the Letter of Credit Cash Collateral Account, which funds shall be invested by the Agent from time to time in its discretion in certificates of deposit of First Chicago having a maturity not exceeding thirty days. Such funds shall be promptly applied by the Agent to reimburse the Issuer for drafts drawn from time to time under the Facility Letters of Credit. Such funds, if any, remaining in the Letter of Credit Cash Collateral Account following the payment of all Obligations in full or the earlier termination of all Defaults shall, unless the Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

     If, within ten Business Days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in
Section  7.6  or  7.7  with  respect to the Borrower) and before any judgment or
------------      ---
decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

     8.2.     Amendments.  Subject  to  the provisions of this Article VIII, the
              ----------                                       ------------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall,
                   --------  -------
without  the  consent  of  each  Lender:

     (a) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;

     (b)     Reduce  the  percentage  specified  in  the  definition of Required
Lenders;

     (c) Reduce the amount of or extend the date for the mandatory payments required under Section 2.1.2, increase the amount of the Commitment of any
                 --------------
Lender  hereunder  (except  in accordance with Section 2.6(c)), or amend Section
                                               --------------            -------
2.6(c)  to  allow the Aggregate Commitment to increase by more than $50,000,000;
------

     (d)     Subject  to  Section  2.20, extend the Facility Termination Date or
                          -------------
permit any Facility Letter of Credit to have an expiry date beyond the Facility Termination Date then in effect;

     (e)     Amend  this  Section  8.2;
                          ------------

     (f)     Release  any  Guarantor  from  the  Subsidiary  Guaranty;  or

     (g) Permit any assignment by the Borrower of its Obligations or its rights hereunder.

No amendment of any provision of this Agreement relating to (i) the Agent shall be effective without the written consent of the Agent, (ii) the Issuer or the Facility Letters of Credit shall be effective without the consent of the Issuer or (iii) Swing Line Loans shall be effective without the consent of the Swing Line Lender. The Agent may waive payment of the fee required under Section
                                                                         -------
12.3.2  without  obtaining  the  consent  of  any other party to this Agreement.
------

     8.3.     Preservation  of  Rights.  No  delay or omission of the Lenders or
              ------------------------
the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only
                                                      -----------
to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.


                                ARTICLE  IX

                            GENERAL  PROVISIONS
                            -------------------

     9.1.     Survival  of  Representations.  All representations and warranties
              -----------------------------
of the Borrower contained in this Agreement or of the Borrower or any Subsidiary contained in any Loan Document shall survive delivery of the Notes and the making of the Loans herein contemplated.

     9.2.     Governmental  Regulation.  Anything contained in this Agreement to
              ------------------------
the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     9.3.     Taxes.  Any  stamp,  documentary  or similar taxes, assessments or
              -----
charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

     9.4.     Headings.  Section  headings  in  the  Loan  Documents  are  for
              --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     9.5.     Entire  Agreement.  The Loan Documents embody the entire agreement
              -----------------
and understanding among the Borrower, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent, and the Lenders relating to the subject matter thereof other than the fee letter dated March 16, 1999 in favor of First Chicago.

     9.6.     Several  Obligations;  Benefits of this Agreement.  The respective
              -------------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     9.7.     Expenses;  Indemnification.  The  Borrower  shall  reimburse  the
              --------------------------
Agent, and the Arranger for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent and the Arranger, which attorneys may be employees of the Agent or the Arranger) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, syndication and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent, the Arranger and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, the Arranger and the Lenders, which attorneys may be employees of the Agent, the Arranger or the Lenders) paid or incurred by the Agent, the Arranger or any Lender in connection with the collection and enforcement of the Loan Documents. The Borrower further agrees to indemnify the Agent, the Arranger and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Arranger or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder or the use or intended use of any Facility Letter of Credit, except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

     9.8.     Numbers of Documents.  All statements, notices, closing documents,
              --------------------
and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

     9.9.     Accounting.  Except  as  provided  to  the  contrary  herein,  all
              ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

     9.10.     Severability  of  Provisions.  Any provision in any Loan Document
               ----------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.11.     Nonliability  of  Lenders.  The relationship between the Borrower
               -------------------------
and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Borrower by the Agent or the Lenders is for the protection of the Agent and the Lenders and neither the Borrower nor any other Person is entitled to rely thereon. The Borrower agrees that neither the Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any punitive, special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.

     9.12.     CHOICE OF LAW.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A
               -------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     9.13.     CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY SUBMITS
               -----------------------
TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO,
ILLINOIS;  PROVIDED,  THAT  SUCH  PROCEEDINGS  MAY BE BROUGHT IN OTHER COURTS IF
           --------
JURISDICTION  MAY  NOT  BE  OBTAINED  IN  A  COURT  IN  CHICAGO,  ILLINOIS.

     9.14.     WAIVER  OF  JURY  TRIAL.  THE BORROWER, THE AGENT AND EACH LENDER
               -----------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     9.15.     Disclosure.  The  Borrower and each Lender hereby (a) acknowledge
               ----------
and agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates.

     9.16.     Counterparts.  This  Agreement  may  be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent and the Lenders and each party has notified the Agent that it has taken such action.

     9.17.     Confidentiality.  Each  Lender  agrees  to  take  normal  and
               ---------------
reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by the Borrower, or by the Agent on the Borrower's behalf, in connection with this Agreement or any other Loan Document, and no Lender shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by such Lender, or (b) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the
--------
Borrower  or  its  agents known to such Lender; provided, further, however, that
                                                --------  -------  -------
any Lender may disclose such information (i) after being advised by counsel (including internal counsel), at the request or pursuant to any requirement of any governmental or regulatory authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (ii) pursuant to subpoena or other court process, provided that, if it is lawful to
                                               --------
do so, such Lender shall give prompt notice to the Borrower of service thereof so that the Borrower may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 9.17; (iii) after being
                                                 ------------
advised by counsel (including internal counsel), when required to do so in accordance with the provisions of any applicable requirement of law; (iv) to the extent reasonably required in connection with any litigation or proceeding involving the Borrower or any of its Subsidiaries to which the Agent, any Lender or their respective Affiliates may be party, (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document, (vi) to such Lender's independent auditors and other professional advisors as to which such information has been identified as confidential, and (vii) to such Lender's Affiliates which have agreed to be bound by the same confidentiality obligations as apply to such Lender.


                                  ARTICLE  X

                                  THE  AGENT
                                  ----------

     10.1.     Appointment.  First  Chicago  is hereby appointed Agent hereunder
               -----------
and under each other Loan Document, and each of the Lenders authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this Article X. The Agent shall not have a
                                          ---------
fiduciary relationship in respect of the Borrower or any Lender by reason of this Agreement.

     10.2.     Powers.  The  Agent shall have and may exercise such powers under
               ------
the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Agent.

     10.3.     General  Immunity.  Neither  the  Agent nor any of its directors,
               -----------------
officers, agents or employees shall be liable to the Borrower or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

     10.4.     No  Responsibility  for  Loans, Recitals, etc.  Neither the Agent
               ----------------------------------------------
nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except
                                                              ----------
receipt of items required to be delivered to the Agent and not waived at closing, or (d) the validity, effectiveness, sufficiency, enforceability or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

     10.5.     Action  on Instructions of Lenders.  The Agent shall in all cases
               ----------------------------------
be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or, to the extent required by Section 8.2, all Lenders), and
                                                  -----------
such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     10.6.     Employment  of  Agents and Counsel.  The Agent may execute any of
               ----------------------------------
its duties as Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     10.7.     Reliance  on  Documents; Counsel.  The Agent shall be entitled to
               --------------------------------
rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     10.8.     Agent's  Reimbursement and Indemnification.  The Lenders agree to
               ------------------------------------------
reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and
(c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; provided, that no Lender shall be liable for any of the foregoing to the extent
--------
they arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this Section 10.8 shall survive payment of the
                                       ------------
Obligations  and  termination  of  this  Agreement.

     10.9.     Notice  of  Default.  The  Agent  shall  not  be  deemed  to have
               -------------------
knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

     10.10.     Rights  as  a  Lender.  In  the event the Agent is a Lender, the
                ---------------------
Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

     10.11.     Lender  Credit  Decision.  Each Lender acknowledges that it has,
                ------------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.12.     Successor  Agent.  The  Agent  may  resign at any time by giving
                ----------------
written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. If the Agent has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as
Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of the Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article X shall continue in
                                                     ---------
effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

     10.13.     Documentation Agent.  Any Lender identified in this Agreement as
                -------------------
a Documentation Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Agent in Section 10.11.
                                   --------------

                                  ARTICLE  XI

                           SETOFF;  RATABLE  PAYMENTS
                           --------------------------

     11.1.     Setoff.  In addition to, and without limitation of, any rights of
               ------
the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

     11.2.     Ratable Payments.  If any Lender, whether by setoff or otherwise,
               ----------------
has  payment made to it upon its Loans (other than payments received pursuant to
Section 3.1, 3.2 or 3.4) in a greater proportion than its pro-rata share of such
-----------  ---    ---
Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.


                               ARTICLE  XII

             BENEFIT  OF  AGREEMENT;  ASSIGNMENTS;  PARTICIPATIONS
             -----------------------------------------------------

     12.1.     Successors  and  Assigns.  The  terms  and provisions of the Loan
               ------------------------
Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (a) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents, and (b) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (b) of this Section, any Lender may
      -------------                   ----------
at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall
      --------  -------
release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3 in the case of an assignment
                                       ------------
thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     12.2.     Participations.
               --------------

     12.2.1.  Permitted  Participants;  Effect.  Any Lender may, in the ordinary
              --------------------------------
course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests
                                          ------------
in any Loan owing to such Lender, any Note held by such Lender, any Lender's interest in any Facility Letter of Credit Obligation, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

     12.2.2.  Voting  Rights.  Each  Lender  shall  retain  the  sole  right  to
              --------------
approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through (g) of Section 8.2.
                                ------------

     12.2.3.  Benefit  of  Setoff.  The  Borrower  agrees  that each Participant
              -------------------
shall  be deemed to have the right of setoff provided in Section 11.1 in respect
                                                         ------------
of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; provided, that each Lender shall
                                                --------
retain  the  right of setoff provided in Section 11.1 with respect to the amount
                                         ------------
of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received
             ------------
pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.
                  -------------

     12.3.     Assignments.
               -----------

     12.3.1.  Permitted  Assignments.  Any Lender may, in the ordinary course of
              ----------------------
its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and
                                  ----------
obligations  under the Loan Documents; provided, however, that in the case of an
                                       --------  -------
assignment to an entity which is not a Lender or an Affiliate of a lender, such assignment shall be in a minimum amount of $5,000,000. Such assignment shall be substantially in the form of Exhibit H hereto or in such other form as may be
                                ---------
agreed to by the parties thereto. The consent of the Agent and, so long as no Default is continuing, the Borrower shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld.

     12.3.2.  Effect;  Effective  Date.  Upon  (a)  delivery  to  the Agent of a
              ------------------------
notice of assignment, substantially in the form attached as Exhibit I to Exhibit
                                                                         -------
H  hereto  (a  "Notice  of  Assignment"), together with any consents required by
-               ----------------------

Section 12.3.1, and (b) payment of a $3,500 fee to the Agent for processing such
--------------
assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Agent. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent
                                --------------
and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case, to the extent applicable, in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

     12.4.     Dissemination  of  Information.  The  Borrower  authorizes  each
               ------------------------------
Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and
                                                                ----------
any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

     12.5.     Tax  Treatment.  If  any  interest  in  any  Loan  Document  is
               --------------
transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.17.
                                                  -------------


                               ARTICLE  XIII

                                  NOTICES
                                  -------

     13.1.     Giving  Notice.  Except  as  otherwise  permitted by Section 2.12
               --------------                                       ------------
with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three (3) Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted; and any notice given by overnight courier shall be deemed given when received by the addressee.

     13.2.     Change  of  Address.  The  Borrower, the Agent and any Lender may
               -------------------
each change the address for service of notice upon it by a notice in writing to the other parties hereto.

     [signature  pages  to  follow]

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.

     RALCORP  HOLDINGS,  INC.


     By:                  /s/Daniel  J.  Sescleifer
        --------------------------------------------------------

     Print  Name:        Daniel  J.  Sescleifer
                 -----------------------------------------------

     Title:             Corporate  Vice  President  -  Treasurer
           -----------------------------------------------------

     Address:     800  Market  Street
                  St.  Louis,  Missouri  63101
                  Attn:     Daniel  J.  Sescleifer

     Telecopy:    (314)  877-7729
     Telephone:   (314)  877-7113



     THE  FIRST  NATIONAL  BANK  OF  CHICAGO,
     Individually  and  as  Agent

     By:                   /s/  William  J.  Oleferchik
        -----------------------------------------------

     Print  Name:           William  J.  Oleferchik
                 --------------------------------------

     Title:                         Vice  President
           --------------------------------------------

     Address:     One  First  National  Plaza
                  Suite  IL1-0173
                  Chicago,  Illinois  60670
                  Attn:   William  J.  Oleferchik

     Telecopy:    (312)  732-3888
     Telephone:   (312)  732-2947

     WACHOVIA  BANK,  N.A.,
     Individually  as  a  Lender


     By:               /s/  Walter  R.  Gillikin
        --------------------------------------------

     Print  Name:       Walter  R.  Gillikin
                 -----------------------------------

     Title:                  Senior  Vice  President
           -----------------------------------------

     Address:     191  Peachtree  Street,  N.E.
                  Atlanta,  Georgia  30303

     Phone:      (404)  332-5747
     Fax:        (404)  332-6898


     COMMERCE  BANK,  N.A.,
     Individually  as  a  Lender


     By:                          /s/  Ann  E.  Steck
        ----------------------------------------------

     Print  Name:                 Ann  E.  Steck
                 -------------------------------------

     Title:                       Vice  President
           -------------------------------------------

     Address:     Clayton  Banking  Center
                  8000  Forsyth  Boulevard
                  St.  Louis,  MO  61305-1797
                  Attn:     Karen  Robertson

     Telecopy:    (314)  746-3650
     Telephone:   (314)  746-3679

     MERCANTILE  BANK  NATIONAL  ASSOCIATION,
     Individually  as  a  Lender

     By:                   /s/  Timothy  W.  Hassler
        --------------------------------------------

     Print  Name:           Timothy  W.  Hassler
                 -----------------------------------

     Title:                       Vice  President
           -----------------------------------------

     Address:     #1  Mercantile  Center
                 12th  Floor
                 St.  Louis,  MO  63101
                 Attn:     Jennifer  Probst

     Telecopy:   (314)  418-2203
     Telephone:  (314)  418-2432




     PNC  BANK,  NATIONAL  ASSOCIATION
     Individually  as  a  Lender


     By:                /s/  Robert  A.  Krasnow
        ---------------------------------------------

     Print  Name:        Robert  A.  Krasnow
                 ------------------------------------

     Title:                   Senior  Vice  President
           ------------------------------------------

     Address:     One  South  Wacker  Drive
                  Suite  2980
                  Chicago,  IL  60606
                  Attn:   Robert  A.  Krasnow

     Telecopy:    (312)  338-5620
     Telephone:   (312)  338-5693

     SUNTRUST  BANK,  ATLANTA,
     Individually  as  a  Lender


     By:                       /s/  Gregory  L.  Cannon
        -----------------------------------------------

     Print  Name:               Gregory  L.  Cannon
                 --------------------------------------

     Title:                           Vice  President
           --------------------------------------------

     Address:     303  Peachtree  Street,  N.E.
                  3rd  Floor
                  Atlanta,  GA  30308
                  Attn:   Gregory  L.  Cannon

     Telecopy:    (404)  230-5305
     Telephone:   (404)  827-6887

                            SCHEDULE  1

     LENDER                                   COMMITMENT
     ------                                   ----------

The  First  National  Bank  of  Chicago       $27,500,000
Wachovia  Bank,  N.A.                         $25,500,000
Commerce  Bank,  N.A.                         $16,000,000
Mercantile  Bank  National  Association       $16,000,000
PNC  Bank,  National  Association             $20,000,000
SunTrust  Bank,  Atlanta                      $20,000,000


          INITIAL  AGGREGATE  COMMITMENT:    $125,000,000